Exhibit 10.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LOAN AGREEMENT

dated as of June 25, 2013

between

LIFE SCIENCES ALTERNATIVE FUNDING LLC

as Lender

and

MEVION MEDICAL SYSTEMS, INC.

as Borrower

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

i

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBITS

Exhibit	Title

A	Form of Condition Satisfaction Certificate

B	Form of Guarantee Agreement

C-1	Form of Notice of Tranche A Borrowing

C-2	Form of Notice of Tranche B Borrowing

D	Perfection Certificate

E	Form of Pledge Agreement

F	Form of Post-Closing Commitments Letter

G	Form of Preferred Stock Voting Agreement

H	Form of Security Agreement

I-1	Form of Tranche A Promissory Note

I-2	Form of Tranche B Promissory Note

J	Tranche A Loan Comparable Yield and Projected Payment Schedule

K-1	Form of Tranche A Funding Date Certificate of Borrower

K-2	Form of Tranche B Funding Date Certificate of Borrower

L	Form of Secretary’s Certificate

M	Form of Solvency Certificate

N	Form of Bringdown Certificate

O	Form of Landlord Consent

v

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULES

Schedule	Title

TP	Exceptions to the Definition of Third Parties

EP	Excluded Persons

3.01	Amortization Schedule

8.09	Existing Indebtedness

8.11	Subsidiaries

8.18(b)	Intellectual Property

[***]	[***]

[***]	[***]

8.18(d)(ii)	Disputes Regarding Unpaid or Overdue Fees and Royalties

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

8.18(q)	Government, Educational Institution and Research Center Funding

8.19(a)	[***]

8.19[***]	[***]

8.19(e)	Delinquent Material Contracts

8.19(h)	Material Contracts In Breach

[***]	[***]

8.22	Insurance

8.23(a)	Litigation and Disputes

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule	Title

8.24(f)	Regulatory Approvals

8.25(a)(ii)	Patent Offices

8.25(c)	Real Property Records Offices

8.26(b)	Real Property

8.27(a)	Mortgaged Properties

10.03(b)	Existing Liens

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH [***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LOAN AGREEMENT

This Loan Agreement (this “Agreement”), dated as of June 25, 2013, is entered into between Life Sciences Alternative Funding LLC, a Delaware limited liability company, as lender (“Lender”), and Mevion Medical Systems, Inc., a Delaware corporation, as borrower (“Borrower”).

Background

Borrower has requested that Lender commit to make one or more loans to Borrower and Lender is willing to commit to make such loans to Borrower on the terms and conditions set forth herein.

Borrower wishes, in order to induce Lender to commit to make the loans to Borrower, to grant, and to cause certain of its Subsidiaries to grant, pursuant to a Security Agreement between Lender and the Borrower Parties, a first-priority (subject to the terms and conditions of this Agreement and the Security Agreement) perfected security interest in, and a mortgage on, substantially all existing and after-acquired tangible and intangible personal property and real property of the Borrower Parties (including cash, accounts receivable, inventory, equipment, general intangibles (including contract rights), investment property, intellectual property, material intercompany notes and proceeds of each of the foregoing); provided that no Borrower Party will be required to pledge more than [***] of the Capital Stock of any first-tier Foreign Subsidiary or any stock of a second-tier Foreign Subsidiary or Domestic Subsidiary of a Foreign Subsidiary and no such Foreign Subsidiary will be required to provide Guarantees or grant any security interests in any of their assets to support the loans described in this Agreement.

Agreement

The Parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.01 Definitions.

As used herein:

“Acceleration Event” has the meaning specified in Section 3.02(c).

“Acquired Entity” has the meaning specified in Section 10.09(d).

“Actual Cumulative EBITDA Loss” means cumulative EBITDA for the period commencing July 1, 2013 through the last day of the fiscal month ended immediately prior to the Tranche B Notice Date for which financial information has been delivered pursuant to Section 9.03, to the extent such EBITDA is less than zero.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Affiliate” means, with respect to a specified Person, another Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with the specified Person.

“Agreement” means this Agreement and any Successor Agreement hereto.

“Approved Fund” means any Person (other than a natural person) that (a) is engaged in making, purchasing, holding, or investing in bank loans and similar extensions of credit in the ordinary course of its business that is advised, administered or managed by Lender or an Affiliate of Lender, and (b) in the case of any proposed assignment to any such Person prior to the termination of the Tranche B Commitment pursuant to Section 2.01(b), has certified in writing to Borrower that such Person is able to fund the Tranche B Loan on the Tranche B Funding Date, on the terms and subject to the conditions set forth herein.

“Assignee” has the meaning specified in Section 13.01(b).

“Auditor” means McGladrey LLP, any “Big Four” accounting firm, or any other accounting firm reasonably satisfactory to Lender.

“Borrower” means Borrower (as defined in the first paragraph hereof).

“Borrower Documents” means the organizational documents of the Borrower Parties, including the Certificate of Incorporation and Bylaws, each as amended and restated from time to time, and any similar documents of any Subsidiary of Borrower that becomes a party to any of the Loan Documents.

“Borrower Parties” means Borrower and the Subsidiary Guarantors.

“Business Day” means any day except Saturday, Sunday, or any other day on which banks in New York, New York or Boston, Massachusetts are required or authorized by Law to close.

“Capital Stock” of any Person means any and all shares, interests, ownership or partnership interest units, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

“Cash Amount” means, [***].

“Change of Control” means:

(a) any Third Party, or group of Third Parties acting in concert, gains direct or indirect Control of Borrower and its Subsidiaries in one transaction or a series of related transactions;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Borrower and its Subsidiaries, taken as a whole, merges, is consolidated or otherwise combines with any Third Party;

(c) Borrower and its Subsidiaries, taken as a whole, Transfers more than fifty percent (50%) of their aggregate assets in one transaction or a series of related transactions; or

(d) the purchase or acquisition (whether by way of merger, share exchange, consolidation, business combination or similar transaction or otherwise) by any Third Party or group of Persons that are Third Parties, of any of the majority of the outstanding Capital Stock of Borrower in one transaction or a series of related transactions;

provided, however, that any Person set forth on Schedule TP hereto that owns Capital Stock of the Company as of the Tranche A Funding Date shall be deemed not to be a Third Party for purposes of this definition.

“Code” means the Internal Revenue Code of 1986.

“Collateral” has the meaning specified in the Security Agreement.

“Commitments” means, collectively, the Tranche A Commitment and the Tranche B Commitment.

“Condition Satisfaction Certificate” means a certificate of the Principal Financial Officer of Borrower substantially in the form attached as Exhibit A hereto certifying as to satisfaction of the Profit Condition and the Patient Treatment Condition.

“Confidential Information” has the meaning specified in Section 13.18(a).

“Contract” means any agreement, instrument, contract, obligation, or undertaking, or other consensual arrangement, whether oral or written, express or implied, that is legally binding, and any Successor Agreement thereto.

“Contract Party” means any party to a Material Contract, other than Borrower or one of its Subsidiaries.

“Control” means, with respect to any Person, if another Person directly or indirectly (i) owns or controls more than fifty percent (50%) of the voting securities of such Person, (ii) has the right to issue more than fifty percent (50%) of the votes in a general meeting of such Person, (iii) has the right or power to elect, appoint and/or dismiss a majority of the board of directors or other governing body of such Person, and/or (iv) possesses the power to direct or cause the direction of management and policies of such Person.

“Current Certificate” means the Sixth Amended and Restated Certificate of Incorporation of Borrower filed with the Secretary of State of the State of Delaware on January 12, 2012.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Default” means any condition or event which constitutes an Event of Default or which, with the giving of notice or the lapse of time or both would, unless cured or waived, becomes an Event of Default.

“Default Rate” means, for any period for which an amount is overdue, a rate per annum equal, for each day in such period, to the lesser of (a) [***] percent ([***]%) plus the Nominal Interest Rate and (b) the maximum rate of interest permitted under applicable Law.

“Deferred Interest Amount” means, with respect to an Interest Payment Period, an amount equal to (i) [***]% multiplied by (ii) the Outstanding Principal Balance for such Interest Payment Period.

“Deposit Account Control Agreement” means an agreement in writing reasonably acceptable to Lender, among Lender, the applicable Borrower Party and each bank at which a Borrower Party holds a domestic deposit account (other than Excluded Accounts (as defined in the Security Agreement)), with respect to such deposit account at such bank, which agreement is sufficient to perfect the security interests of Lender therein.

“Disclosing Party” has the meaning specified in Section 13.18(a)(ii).

“Discrepancy Notice” has the meaning specified in Section 9.04(b).

“Dispute” means any pending, decided or settled opposition, injunction, action, claim, counterclaim, lawsuit, proceeding, hearing, investigation, complaint, arbitration, mediation, demand, decree or formal enquiry, or any other dispute, disagreement, or claim.

“Disqualified Capital Stock” of any Person means any class of Capital Stock of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, exercisable or exchangeable, (a) is, or upon the happening of any event or the passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the date which is ninety-one (91) days after the final Maturity Date of the Loans (provided that the Preferred Stock shall not constitute Disqualified Capital Stock for so long as the Preferred Stock Voting Agreement is in force and effect), (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) Capital Stock referred to in clause (a) above, in each case at any time prior to the date which is ninety-one (91) days after the Maturity Date of the Loans, (c) requires the payment of any dividends (other than dividends payable solely in shares of Qualified Capital Stock, or (d) is sold or owed to a Subsidiary of such Person or financed, directly or indirectly, using funds (i) borrowed from such Person or any Subsidiary of such Person until and to the extent such borrowing is repaid or (ii) contributed, extended, Guaranteed or advanced by such Person or any Subsidiary of such Person (including in respect of any employee stock ownership or benefit plan).

“Dollars” or “$” means lawful money of the United States of America.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Domestic Subsidiary” means a Subsidiary that is organized under the laws of the United States or any jurisdiction thereof or therein.

“EBITDA” means, [***].

“Enforcement Action” means any claim, action, suit or proceeding brought, or assertion made, by Borrower or any of its Subsidiaries (whether as plaintiff or by means of counterclaim) against any Third Party relating to or arising out of any infringement, misuse or misappropriation of any Intellectual Property or otherwise with respect to the Included Products.

“Environmental Laws” means Laws and Contracts, in each case relating to the protection of the environment, natural resources, human health and safety; the presence, release of, or exposure to Hazardous Materials; or the generation, manufacture, processing, distribution, use treatment, storage, transport recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use handling, transportation, storage treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) release of any Hazardous Materials or (e) any Contract pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Event of Default” has the meaning specified in Section 11.01.

“Excluded Person” means each Person identified on Schedule EP and their Affiliates who are operating companies or are otherwise actively engaged in the day-to-day management and operations of any such Person, and any successor-in-interest to any of the foregoing who is an operating company or is otherwise actively engaged in the day-to-day management and operations of such successor-in-interest.

“Excluded Taxes” means any (i) Taxes imposed on (or measured by) net income (including branch profits Taxes) of Lender, or any franchise or similar Taxes imposed in lieu thereof, by any Governmental Authority or taxing authority by the jurisdiction under the Laws of which Lender is organized or any jurisdiction in which Lender is a resident, has an office, conducts business or has another connection, (ii) any branch profits taxes imposed by the United States of America, (iii) any U.S. withholding tax (x) that is imposed on amounts payable to a Lender under laws in effect on the date such Lender became a party to this Agreement (or designated a new lending office) or (y) that is imposed by reason of a Lender’s failure (other than as a result of a change in law) to comply with Section 6.05, except, in the case of clause (x) above, to the extent that such Lender (or its assignor, if any) was entitled (at the time of assignment or designation of a new lending office, as applicable) to receive additional amounts from Borrower with respect to withholding tax pursuant to Section 6.01 or Section 6.04 and (iv) any Taxes that are imposed under FATCA.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Exploit” means, with respect to any Included Product, the manufacture, use, sale, offer for sale, marketing, promotion, import, export, distribution or other commercialization of such Included Product (or causing any of the foregoing to be done or having the rights to do any of the foregoing); and “Exploitation” shall have the correlative meaning.

“Extension Maturity Date” means the sixth (6th) anniversary of the Tranche A Funding Date.

“Facility and Commitment Fees” means, collectively, the fees set forth in Sections 2.03(a) and (b), as applicable.

“FATCA” means sections 1471 to 1474 of the Code as in effect on the date of this Agreement, and any amended or successor provisions that are substantially similar, the U.S. Treasury regulations promulgated thereunder and any official guidance with respect thereto.

“Financial Statements” means (a) the audited consolidated balance sheets of Borrower and its Subsidiaries prepared in accordance with GAAP at September 30, 2012, December 31, 2011 and December 31, 2010, the related consolidated income statements and statements of cash flows and stockholders’ equity of Borrower and its Subsidiaries audited for the years ended September 30, 2012, December 31, 2011 and December 31, 2010, and the accompanying footnotes thereto, and (b) the unaudited consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with GAAP at March 31, 2013, the related consolidated income statements and statements of cash flows and stockholders’ equity of Borrower and its Subsidiaries unaudited for the three-month period ended March 31, 2013;

“Fixed Interest” means interest accruing with respect to the Outstanding Principal Balance of each Loan as described in Section 4.02(a) at the Nominal Interest Rate.

“Forecast Cumulative EBITDA Loss” means , with respect to the last day of the fiscal month most recently ended prior to the Tranche B Notice Date, the cumulative “EBITDA” calculated from the “Profit and Loss Schedule” of the Initial Forecast.

“Foreign Subsidiary” means a Subsidiary that is organized under the Laws of a jurisdiction other than the United States.

“Funding Date” means with respect to the Tranche A Loan, the Tranche A Funding Date, and, with respect to the Tranche B Loan, the Tranche B Funding Date, if any.

“GAAP” means U.S. generally accepted accounting principles for private enterprises as defined by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, using the same accounting methods, historical policies, practices, principles, and procedures, with consistent classifications, judgments, and estimation methodologies, as used in preparing the Financial Statements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Governmental Authority” means the government of the United States or any other country, any state or other political subdivision thereof, any supranational or multinational authority, and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any of the foregoing.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “Primary Obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. Notwithstanding the foregoing, “Guarantee” does not include endorsements in the ordinary course of business.

“Guarantee Agreement” means, individually and collectively, each Guarantee Agreement, dated as of the Tranche A Funding Date, substantially in the form attached as Exhibit B hereto, among Lender and each of the Subsidiary Guarantors, as amended from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Included License Agreements” means, collectively, the Licenses In and the Licenses Out.

“Included Product Payments” means, [***].

“Included Products” means [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Indebtedness” means, with respect to any Person, any amount (absolute or contingent) payable by such Person as debtor, borrower, issuer, guarantor or otherwise pursuant to (a) a Contract evidencing money borrowed, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase, (b) a lease required to be capitalized under GAAP with substantially the same economic effect as any such Contract, (c) Disqualified Capital Stock, (d) Indebtedness of a Third Party secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on assets owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, (e) net obligations at termination of an interest rate protection agreement, foreign currency exchange agreement or other hedging arrangement, (f) reimbursement obligations with respect to a letter of credit issued for the account of such Person, or (g) any Guarantee with respect to Indebtedness of the types specified in clauses (a) through (f) above of another Person. For the avoidance of doubt, the Indebtedness of any Person includes the Indebtedness of any other entity to the extent such Person is directly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable documented out-of-pocket fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee is designated as a party or a potential party thereto, and any fees or reasonable documented out-of-pocket expenses actually incurred by Indemnitees in enforcing the indemnity provided herein), whether direct, indirect or consequential and whether based on any Law, on equitable cause, on contract or otherwise, imposed on, incurred by, or asserted against any such Indemnitee, relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, including any enforcement of any of the Loan Documents (including (a) any sale of, collection from, or other realization upon any of the Collateral and (b) any claim arising from the use of proceeds of any Loan hereunder).

“Indemnified Taxes” has the meaning specified in Section 6.01(c).

“Indemnitee” means Lender and its Affiliates and their respective Representatives.

“Independent Accountants” has the meaning specified in Section 9.04(b)(iii).

“Initial Forecast” means the forecast delivered by Borrower and acceptable to Lender prior to the Tranche A Funding Date.

“Intellectual Property” means all (a) rights in proprietary information, trade secrets and Know-How; (b) utility models, inventions (whether patentable or unpatentable and whether or not reduced to practice or claimed in a pending patent application) and improvements thereto and Patents; (c) registered or unregistered Trademarks, trade names and service marks, including all goodwill associated therewith; (d) mask work registrations or applications therefor; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(e) registered and unregistered copyrights and all applications therefor; and any confidential information related to any of the foregoing; in each such case, (x) owned or controlled by, issued or licensed to, or licensed by, Borrower or any of its Subsidiaries, including any intellectual property subject to the Contracts listed on Schedule 8.18(d); and (y) embodied by, covering, or necessary or used to, Exploit any Included Product in the Territory.

“Interest Payment Date” means each of (a) the day of the month corresponding to the day of the month on which the Tranche A Funding Date occurred for each calendar month following the Tranche A Funding Date and (b) the applicable Maturity Date; or, if any such day in clause (a) or (b) is not a Business Day, the next succeeding Business Day.

“Interest Payment Period” means the period from and including any Interest Payment Date to but excluding the next Interest Payment Date, except that the first Interest Payment Period includes the period from and including the Tranche A Funding Date to but excluding the first Interest Payment Date.

“Know-How” means all non-public information, results and data of any type whatsoever, in any tangible or intangible form (and whether or not patentable), including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, skill, experience, data and results (including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical study data and results), analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data.

“Knowledge” means, with respect to Borrower, the knowledge of each executive officer, vice president, senior director, director or authorized representative of Borrower and each Subsidiary of Borrower relating to a particular matter; provided, however, that a person charged with responsibility for the aspect of the business relevant or related to the matter at issue shall be deemed to have knowledge of a particular matter if, in the prudent exercise of his or her duties and responsibilities in the ordinary course of business, such person should have known of such matter.

“Law” means any federal, state, local or foreign law, and any treaty, ordinance, regulation, rule, code, directive, policy, standard, judgment, order (including consent orders), writ, decree, ruling, award, approval, authorization, license, waiver, variance, or permit of, any Governmental Authority, wherever enacted or in force or effect.

“Lender” means Lender (as defined in the first paragraph hereof) and any Assignee under Section 13.01(b).

“Licenses In” means licenses, sublicenses or other Contracts under which Borrower is granted rights by Third Parties in any intellectual property asset embodied by, covering, or necessary or used to, Exploit any Included Product in the Territory; other than standardized nonexclusive licenses for off-the-shelf or other software that is made available through regular commercial distribution channels on standard terms and conditions, obtained in the ordinary course of business, for a total cost of less than $10,000.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Licenses Out” means licenses, sublicenses or other Contracts (including outstanding options, claims, encumbrances, judgments or shared ownership of interest of any kind) pursuant to which Borrower or its Subsidiaries has granted rights to others under or to Intellectual Property (other than the Permitted Liens).

“Lien” means, with respect to any assets, any mortgage or deed of trust, pledge, hypothecation, lien, charge, attachment, Setoff, encumbrance or other security interest in the nature thereof (including any capital lease conditional sale agreement, equipment trust agreement or other title retention agreement, a lease with substantially the same economic effect as any such agreement or a transfer or other restriction) or other encumbrance of any nature whatsoever and in the case of securities, any purchase options, call or similar right of a Third Party with respect to such securities.

“Loan Documents” means this Agreement, the Guarantee Agreement, the Notes, the Security Documents, and all other notes, Guarantees, security agreements, intercreditor agreements and all other similar agreements, instruments, certificates and other documents now or at any time hereafter executed and delivered by Borrower or any Subsidiary Guarantor pursuant to this Agreement or any Security Document.

“Loans” means the Tranche A Loan and each Tranche B Loan.

“Mandatory Prepayment Event” has the meaning specified in Section 3.02(b).

“Material Adverse Effect” means [***].

“Material Contract” means (a) each Contract set forth on Schedule 8.19(a) and (b) any other Contract to which Borrower or any of its Subsidiaries is a party or pursuant to which any of the assets or properties of Borrower or any of its Subsidiaries are bound or committed (including any Successor Agreements thereto but excluding the Loan Documents and Borrower Documents) and for which any breach, violation, nonperformance, cancellation or failure to renew would reasonably be expected to have, individually or together with related Contracts, a Material Adverse Effect.

“Material Indebtedness” means Indebtedness (other than the Obligations) having an aggregate principal amount in excess of $500,000.

“Maturity Date” means the Scheduled Maturity Date or the Extension Maturity Date, as applicable.

“Mevion KK” means Mevion Medical Systems Asia K.K., a stock company (kabushiki gaisha) organized under the laws of Japan and a wholly-owned Subsidiary of the Borrower.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Mortgaged Properties” means the owned real properties of Borrower and its Subsidiaries as specified on Schedule 8.27(a), as amended, including each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 9.12.

“Mortgages” means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to Section 9.12, each in a form reasonably satisfactory to Lender.

“Net Income” has the meaning specified in the definition of “EBITDA”.

“Nominal Interest Rate” means a rate per annum equal to [***]%.

“Non-U.S. Lender” has the meaning specified in Section 6.05(a).

“Notes” means the Tranche A Note and the Tranche B Note.

“Notice of Optional Prepayment” has the meaning specified in Section 3.02(a).

“Notice of Tranche A Borrowing” means written notice duly executed by the Principal Financial Officer of Borrower, substantially in the form attached as Exhibit C-1 hereto, that Borrower wishes to borrow a principal amount equal to the Tranche A Commitment on the Tranche A Funding Date.

“Notice of Tranche B Borrowing” means written notice duly executed by the Principal Financial Officer of Borrower, substantially in the form attached as Exhibit C-2 hereto, that Borrower wishes to borrow a principal amount equal to the Tranche B Commitment on the Tranche B Funding Date.

“Obligations” means, without duplication, the due and punctual payment of the Loans, the Revenue Participation, the Prepayment Premium Amounts, the Facility and Commitment Fees, and all present and future Indebtedness, Taxes, liabilities, obligations, covenants, indemnities, duties, and debts, owing by Borrower to Lender, arising under or pursuant to the Loan Documents, including all principal, interest, charges, expenses, fees and any other sums payable by Borrower or any other Borrower Party hereunder and under the other Loan Documents (and including any interest, fees and other charges that would accrue but for the filing of a bankruptcy action with respect to Borrower, whether or not such claim is allowed in such bankruptcy action).

“Optional Prepayment” has the meaning specified in Section 3.02(a).

“Outstanding Amount” means, with respect to any time of determination, the Outstanding Principal Balance of the Loans plus any accrued and unpaid Fixed Interest and Revenue Participation thereon.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Outstanding Principal Balance” means the aggregate outstanding principal amount of each Loan, initially equal to the Tranche A Note and the Tranche B Note, each as of the respective issue date and as adjusted by the compounding and capitalization of interest pursuant to Sections 4.02(a) and 4.02(b)(i).

“Party” means Borrower, any other Borrower Party or Lender; and “Parties” shall mean Borrower, any other Borrower Party and Lender.

“Patent Office” means the applicable patent office (foreign or domestic) for any Patent.

“Patents” means any and all issued patents and pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms (including regulatory extensions), and all supplementary protection certificates, together with any foreign counterparts thereof, with at least one claim covering any Included Product or composition of matter, or formulation, or method of manufacture or use thereof, that are issued or filed as of the date of this Agreement or thereafter, including those identified in Schedule 8.18(b); in each such case, that are owned or controlled by, issued or licensed to or licensed by, Borrower or any of its Subsidiaries.

“Patient Treatment Condition” means [***].

“Patriot Act” means USA Patriot Act, Public Law No. 107-56, regulations promulgated thereunder, and other applicable Laws.

“Perfection Certificate” means the certificate duly executed by a Senior Officer and entitled “Perfection Certificate”, attached as Exhibit D hereto.

“Permitted Acquisition” means any acquisition of an Acquired Entity meeting all of the criteria of Section 10.09(d).

“Permitted Indebtedness” has the meaning specified in Section 10.05.

“Permitted Investments” has the meaning specified in Section 10.09(b).

“Permitted Intercompany Transfer” means a sale of any Included Product by the Borrower to Mevion KK in connection with the sale of such Included Product to a distributor or end-user; provided that within a commercially reasonable period (which is anticipated to be in-transit time and the time required for testing pursuant to applicable Japanese law), in accordance with the relevant Contract, Mevion KK sells such Included Product to the relevant distributor or end-user; and provided, further, that the sale results in an obligation by Mevion KK to pay Borrower the value of such Included Product.

“Permitted Liens” has the meaning specified in Section 10.03.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Person” means an individual, corporation, association, limited liability company, limited liability partnership, partnership, estate, trust, unincorporated organization or a government or any agency or political subdivision thereof.

“Pledge Agreement” means, individually and collectively, each Pledge Agreement, dated as of the Tranche A Funding Date, substantially in the form attached as Exhibit E hereto, among Lender, Borrower and each of the Subsidiary Guarantors, as amended from time to time.

“Post-Closing Commitments Letter” means the letter agreement, dated as of the Tranche A Funding Date or the Tranche B Funding Date, as applicable, substantially in the form attached as Exhibit F hereto, among Lender and the Borrower Parties.

“Preferred Stock” has the meaning specified in the Current Certificate.

“Preferred Stock Voting Agreement” means the voting agreement, dated as of the date hereof, substantially in the form attached as Exhibit G hereto, among Borrower and holders of Preferred Stock constituting at least the number required for purposes of the Requisite Vote.

“Prepayment Premium Amount” means the prepayment premium amounts set forth in Sections 3.03(a)(i) and (ii), as applicable.

“Primary Obligor” has the meaning specified in the definition of “Guarantee”.

“Principal Financial Officer” means the principal or chief financial officer of Borrower, or the person serving such role at the applicable time.

“Proceeding” means all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

“Product Removal Event” means, [***].

“Profit Condition” means, [***].

“Qualified Capital Stock” of any Person means Capital Stock of such Person other than Disqualified Capital Stock. Unless otherwise specified, Qualified Capital Stock refers to Qualified Capital Stock of Borrower.

“Quarterly Report” means, with respect to the relevant fiscal quarter of Borrower, a report in a form to be mutually agreed by the Parties, showing

(a) all Included Product Payments for such fiscal quarter, on a year to date basis and for preceding three fiscal quarters;

(b) information relating to Borrower’s build schedule for such fiscal quarter with respect to Material Contracts;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) an updated schedule of future contract payments pursuant to then-current contractual obligations of Contract Parties and updated estimates of all such contract milestone payments expected to be received by Borrower or any of its Subsidiaries during the then-current fiscal year, estimated delivery dates with respect to the applicable Included Products and estimated dates of receipt by the applicable Contract Party or customer;

(d) copies of any minutes of meetings or actions (including actions taken at a meeting or by written consent) of Borrower’s board of directors and stockholders during such calendar quarter (provided that Borrower reserves the right to withhold any information if Borrower reasonably determines that access to such information by Lender could adversely affect the attorney-client privilege between Borrower and its counsel or present a conflict of interest with respect to the Lender) (it being understood that materials that are provided to directors for purposes of presentation or discussion at a meeting of Borrower’s board of directors and are not otherwise subject to a formal action of the board of directors may be excluded);

(e) copies of Borrower’s “Investors Quarterly” report and any successor or substitute form thereto; and

(f) operational data and other information in form and substance to be mutually agreed by the Parties and set forth in sufficient detail to permit Lender to monitor the commercial performance of the Included Products (it being understood that Borrower shall have no obligation to compile data or information that would not otherwise be compiled by or for management).

“Recipient” has the meaning specified in the definition of “Confidential Information”.

“Regulatory Agency” means any Governmental Authority, including the United States Food and Drug Administration or any equivalent Governmental Authority, with responsibility for the regulation of the research, development, manufacture, marketing or sale of medical devices or diagnostic tests in any jurisdiction or for the certification of laboratories under applicable Law.

“Regulatory Approvals” means, collectively, all regulatory marketing authorizations, approvals, clearances, registrations, orders, consents, licenses, certificates, permits, qualifications or other rights and privileges, and all associated materials (including the product dossier), issued by any Governmental Authority and necessary for Borrower to conduct its business as presently conducted or proposed to be conducted in the Initial Forecast, all reports, correspondence and submissions related thereto, the regulatory and clinical files and data pertaining thereto, and all information, data, Know-How, formulations or other intellectual property contained therein, together with all amendments, supplements and updates thereto and all comparable regulatory market authorizations, approvals, clearances, registrations, orders, consents, licenses, certificates, permits, qualifications or other rights and privileges, and all associated materials.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Representative” means, with respect to any Person, manager, director, officer, employee, agent, advisor or other representative of such Person. For the avoidance of doubt, Perella Weinberg Partners L.P. and its managers, directors, officers, employees, agents, advisors and other representatives shall be deemed “Representatives” of Lender for purposes of this definition.

“Requisite Vote” has the meaning specified in the Current Certificate.

“Revenue Participation” has the meaning specified in Section 4.03(a).

“Revenue Participation Payment Date” means each of (a) commencing with the fiscal quarter ending June 30, 2013, the fifth (5th) Business Day following the last day of each full fiscal quarter, and (b) the applicable Maturity Date; or, if any such day in clause (a) or (b) is not a Business Day, the next succeeding Business Day.

“Revenue Participation Percentage” means:

(a) with respect to the Tranche A Loan, [***]% of the Included Product Payments for the applicable Revenue Participation Period; and

(b) with respect to the Tranche B Loan, [***]% of the Included Product Payments for the applicable Revenue Participation Period.

“Revenue Participation Period” means each full fiscal quarter following the applicable Funding Date through the date of any payment or prepayment in full of the applicable Loan in accordance with the terms and conditions of this Agreement (or any partial fiscal quarter, to the extent the applicable Loan is repaid or prepaid in full during such fiscal quarter); provided that the first Revenue Participation Period with respect to each Loan includes the period commencing on the applicable Funding Date through and including the last day of the fiscal quarter in which the applicable Funding Date occurs.

“Scheduled Maturity Date” means the fifth (5th) anniversary of the Tranche A Funding Date.

“Securities Account Control Agreement” means an agreement in writing reasonably acceptable to Lender, among Lender, each Borrower Party and each securities intermediary with which such Borrower Party holds a securities account (other than any Excluded Account (as defined in the Security Agreement)), with respect to such securities account at such securities intermediary, which agreement is sufficient to perfect the security interests of Lender therein.

“Security Agreement” means, individually and collectively, the one or more security agreements, each dated as of the Tranche A Funding Date, substantially in the form attached as Exhibit H hereto, among Lender, Borrower and each of its Subsidiaries securing the Obligations of Borrower and of such Subsidiary and any Successor Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Security Documents” means, individually and collectively, the Mortgages, each Security Agreement, each Pledge Agreement, each Deposit Account Control Agreement, each Securities Account Control Agreement, and each of the security agreements, mortgages and other Contracts and documents executed and delivered pursuant to any of the foregoing.

“Senior Officer” means the principal executive officer or Principal Financial Officer of Borrower.

“Setoff or a “right of Setoff” means any right of setoff, rescission, counterclaim, reduction, deduction or defense.

“Subsidiary” means, with respect to any Person, at any time, any entity of which more than fifty percent (50%) of the outstanding Capital Stock entitled ordinarily to vote in the election of the directors or other governing body (however designated) is at the time beneficially owned or controlled, in each case directly or indirectly by such Person or by such Person and one or more other Person.

“Subsidiary Guarantor” means, individually and collectively, each Subsidiary of Borrower identified as such on Schedule 8.11, and each other Subsidiary of Borrower that is or becomes a party to any Guarantee Agreement or Security Document.

“Successor Agreement” means any successor or follow-on agreement(s) or renewal(s), or novations, joinders, amendments, restatements, supplements or modifications to such agreements pertaining thereto or covering substantially the same subject matter (e.g., covering the same products) as the original agreement that is purportedly succeeded, followed, renewed, novated, joined, amended, restated, supplemented or modified.

“Surviving Person” means, with respect to any Person involved in or that makes any Transfer, the Person formed by or surviving such Transfer or the Person to which such Transfer is made.

“Taxes” means any federal, state or local or foreign income, gross receipts, estimated, add-on minimum, sales, use, transfer, registration, value added, alternative or add-on minimum, excise, occupation, real property, personal property, withholding, social security, unemployment, disability, payroll, employee or other tax of any kind, including any interest, penalties, or additions to tax in respect of the foregoing, whether disputed or not.

“Territory” means the entire world.

“Third Party” means any Person other than Borrower and its Subsidiaries.

“Trademarks” means all trademarks, service marks, trade names, trade dress and domain name rights.

“Tranche” means, with respect to any Loan, whether such Loan is a Tranche A Loan or a Tranche B Loan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Tranche A Commitment” means $20,000,000.

“Tranche A Funding Date” has the meaning specified in Section 2.02(a).

“Tranche A Loan” means the funding by Lender of the Tranche A Commitment on the Tranche A Funding Date pursuant to Section 2.01(a) hereof and subject to the terms and conditions of this Agreement.

“Tranche A Note” means a promissory note, substantially in the form attached as Exhibit I-1 hereto, dated as of the Tranche A Funding Date, in an amount initially equal to the Tranche A Commitment, evidencing the Tranche A Loan.

“Tranche B Commitment” means $10,000,000.

“Tranche B Commitment Expiration Time” means, with respect to the Tranche B Loan, 5:00 p.m. Eastern time on the date that is eighteen (18) months after the Tranche A Funding Date.

“Tranche B Funding Date” has the meaning specified in Section 2.02(b).

“Tranche B Loan” means the funding by Lender of the Tranche B Commitment on the Tranche B Funding Date pursuant to Section 2.01(b) hereof and subject to the terms and conditions of this Agreement.

“Tranche B Note” means a promissory note, substantially in the form attached as Exhibit I-2 hereto, dated as of the Tranche B Funding Date, in an amount initially equal to the Tranche B Commitment, evidencing the Tranche B Loan.

“Tranche B Notice Date” means the date on which Lender receives the Notice of Tranche B Borrowing from Borrower as determined in accordance with Section 13.03.

“Transfer” or “Transferred” means any direct or indirect sale, lease, conveyance, exchange, assignment, disposition, pledge, contribution, license, sublicense, co-promotion agreement, or other form of transfer, whether voluntary or involuntary, in one transaction or a series of related transactions.

“U.S.” and “United States” means the United States of America and any state or commonwealth thereof and the District of Columbia.

“U.S. Lender” has the meaning specified in Section 6.05(b).

“Wholly Owned Subsidiary” means, as to any Subsidiary, any Subsidiary 100% of whose Capital Stock is at the applicable time owned by one Person and/or one or more Wholly Owned Subsidiaries of such Person.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 1.02 Interpretation; Headings.

(a) Each term used in any exhibit or schedule to this Agreement and defined in this Agreement but not defined therein shall have the meaning set forth in this Agreement.

(b) Unless the context otherwise requires, (a) “including” means “including, without limitation” and (b) words in the singular include the plural and words in the plural include the singular.

(c) A reference to any party to this Agreement, any other Loan Document or any other agreement or document shall include such party’s successors and permitted assigns. A reference to any agreement or order shall include any amendment of such agreement or order from time to time in accordance with the terms herewith and therewith. A reference to any legislation, to any provision of any legislation or to any regulation issued thereunder shall include any amendment thereto, any modification or re-enactment thereof, any legislative provision or regulation substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

(d) The headings contained in this Agreement are for convenience and reference only and do not form a part of this Agreement. Section, article and exhibit references in this Agreement refer to sections or articles of, or exhibits to, this Agreement unless otherwise specified.

(e) Borrower acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

(f) For the avoidance of doubt, notwithstanding any change in GAAP after the date hereof that would require lease obligations that would be treated as operating leases as of the date hereof to be classified and accounted for as capital leases or otherwise reflected on the Borrower Parties’ consolidated balance sheet, for the purposes of determining compliance with any covenant contained herein, such obligations (whether entered into as of the date hereof or thereafter) shall be treated in the same manner as operating leases are treated as of the date hereof.

ARTICLE II

COMMITMENT

Section 2.01 Commitment to Lend.

(a) On the terms and conditions set forth herein and subject to the conditions set forth in Section 7.01 hereof, Lender shall, on the Tranche A Funding Date, make a loan hereunder to Borrower in a principal amount equal to the Tranche A Commitment. The Tranche A Commitment shall automatically terminate upon funding of the Tranche A Loan on the Tranche A Funding Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) On the terms and conditions set forth herein and subject to the conditions set forth in Section 7.02 hereof, Lender shall, on the Tranche B Funding Date, make a loan hereunder to Borrower in a principal amount equal to the Tranche B Commitment. The Tranche B Commitment shall automatically terminate on the earliest to occur of: (i) the Tranche B Funding Date, (ii) the Tranche B Commitment Expiration Time (regardless of whether the Tranche B Loan has been funded at such time), (iii) the occurrence of a Change of Control (whether or not Lender has demanded prepayment pursuant to Section 3.02(b)); (iv) the occurrence of an Acceleration Event; and (v) delivery of a Notice of Optional Prepayment in respect of all or part of the Tranche A Loan.

(c) Lender’s commitment to lend hereunder is not revolving in nature, and any amount of the Loans repaid or prepaid may not be reborrowed. For the avoidance of doubt, Lender shall in no event be required to make a loan for less than the full Tranche B Commitment on the Tranche B Funding Date.

Section 2.02 Funding.

(a) Subject to the conditions set forth in Section 7.01, the closing of the Tranche A Loan shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, in New York, New York, United States on a date mutually agreed by the Parties following satisfaction of the applicable conditions set forth in Section 7.01 (such date, the “Tranche A Funding Date”). On and subject to the terms set forth herein, Lender shall, on the Tranche A Funding Date, credit, in same day funds, an amount equal to the Tranche A Commitment to the account of Borrower (which Borrower shall have designated for such purpose in the Notice of Tranche A Borrowing) less the initial expenses referred to in Section 5.01.

(b) Subject to the conditions set forth in Section 7.02, the closing of the Tranche B Loan shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, in New York, New York, United States on a date mutually agreed by the Parties that is no earlier than the Tranche B Notice Date and no later than the earliest to occur of (i) the date that is seven (7) Business Days after the Tranche B Notice Date and (ii) the Tranche B Commitment Expiration Time, following satisfaction of the applicable conditions set forth in Section 7.02 (such date, the “Tranche B Funding Date”). On and subject to the terms set forth herein, Lender shall, on the Tranche B Funding Date, credit, in same day funds, an amount equal to the Tranche B Commitment to the account of Borrower (which Borrower shall have designated for such purpose in the Notice of Tranche B Borrowing).

Section 2.03 Facility and Commitment Fees.

(a) Borrower shall pay to Lender a non-refundable facility fee of $[***] on the Tranche A Funding Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Borrower shall pay to Lender either (i) a non-refundable facility fee of $[***] on the Tranche B Funding Date or, (ii) if the Tranche B Funding Date does not occur prior to the Tranche B Commitment Expiration Time, a non-refundable commitment fee of $[***] within [***] Business Days following the Tranche B Commitment Expiration Time.

(c) Each of the foregoing Facility and Commitment Fees shall be deemed fully earned as of the date hereof. At Lender’s election, Lender shall be entitled to offset such Facility and Commitment Fees against amounts otherwise payable by Lender to Borrower on the applicable date.

ARTICLE III

REPAYMENT

Section 3.01 Amortization.

(a) Subject to Section 3.01(b):

(i) The Outstanding Principal Balance of each of the Loans, as applicable, shall be paid in twenty-four (24) installments as follows: (A) if the Tranche B Funding Date has not occurred by the Tranche B Commitment Expiration Time, in the installment amounts set forth on Schedule 3.01 (as such schedule may be amended to reflect prepayments pursuant to Section 3.02(e)) and (B) if the Tranche B Funding Date has occurred by the Tranche B Commitment Expiration Time, in the installment amounts set forth on the schedule delivered by Lender to Borrower on the Tranche B Funding Date, which schedule shall provide that the sum of (x) each such installment amount and (y) the Fixed Interest due and payable on the same date as such installment amount shall be the same as for each other such installment amount.

(ii) Each such principal payment with respect to such Loan shall be due and payable on an Interest Payment Date, with the first such payment due on the thirty-seventh (37th) Interest Payment Date after the Tranche A Funding Date and with successive principal payments due on each Interest Payment Date thereafter until the Scheduled Maturity Date, as set forth on Schedule 3.01 or the schedule delivered by Lender to Borrower on the Tranche B Funding Date pursuant to Section 3.01(a)(i) (as any such schedule may be amended to reflect prepayments pursuant to Section 3.02(e)).

(b) At Borrower’s written election, (which election, if it is to be validly made, must be included in the Notice of Tranche B Borrowing), Borrower may extend the Maturity Date of the Loans from the Scheduled Maturity Date to the Extension Maturity Date; provided that for such election to take effect Borrower shall have satisfied each of the conditions set forth in Section 7.02. In the event Borrower elects to extend the Maturity Date pursuant to this Section 3.01(b):

(i) The Outstanding Principal Balance of each of the Loans shall be paid in thirty (30) installments in the installment amounts set forth on the schedule delivered by

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Lender to Borrower on the Tranche B Funding Date, which schedule shall provide that the sum of (x) each such installment amount and (y) the Fixed Interest due and payable on the same date as such installment amount shall be the same as for each other such installment amount.

(ii) Each such principal payment with respect to such Loan shall be due and payable on an Interest Payment Date, with the first such payment due on the forty-third (43rd) Interest Payment Date after the Tranche A Funding Date and with successive principal payments due on each Interest Payment Date thereafter until the Extension Maturity Date, as set forth on the schedule delivered by Lender to Borrower on the Tranche B Funding Date pursuant to Section 3.01(b)(i) (as such schedule may be amended to reflect prepayments pursuant to Section 3.02(e)).

(c) Each principal payment that is payable on an Interest Payment Date pursuant to Sections 3.01(a) or (b) shall be accompanied by all accrued and unpaid interest in respect of such payment, in addition to any other interest payable on such Interest Payment Date.

(d) If not earlier repaid in full, the unpaid balance of the Outstanding Principal Balance of the Loans, together with any accrued and unpaid interest (including Fixed Interest and Revenue Participation) and any other unpaid Obligations, shall be due and payable in cash on the applicable Maturity Date.

(e) If Borrower extends the Maturity Date of the Loans pursuant to Section 3.01(b), then, on the first Interest Payment Date following the Scheduled Maturity Date, and on each Interest Payment Date thereafter, if a Loan would otherwise constitute an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code, Borrower shall pay accrued principal and interest on such Loans in an amount equal to the amount required to be paid in order to prevent such Loan from being treated as an applicable high yield discount obligation.

Section 3.02 Optional Prepayment; Mandatory Prepayment; Acceleration Event.

(a) Borrower may prepay the Outstanding Amount in whole or in part at any time (an “Optional Prepayment”); provided that:

(i) with respect to any Optional Prepayment in part, (A) such Optional Prepayment in part shall be [***] and, (B) following the application of such Optional Prepayment in part, the aggregate Outstanding Principal Balances of the Loans shall [***];

(ii) following any Optional Prepayment effected pursuant to clause (i) or clause (ii), any subsequent Optional Prepayment shall be in an amount equal to the Outstanding Amount in whole but not in part; and

(iii) in the case of any Optional Prepayment effected pursuant to clause (i) or clause (ii), to the extent required by Section 3.03, such Optional Prepayment shall be accompanied by payment of the amounts required thereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

If Borrower wishes to make an Optional Prepayment, Borrower shall give Lender written notice to that effect not later than the [***] Business Day before the date of such prepayment, specifying the date on which the prepayment is to be made (“Notice of Optional Prepayment”). Delivery of a Notice of Optional Prepayment shall constitute Borrower’s irrevocable commitment to prepay the Loans on the specified date, together with (i) Fixed Interest accrued on the amount prepaid to but excluding the prepayment date and (ii) accrued and unpaid Revenue Participation in respect of the Loans to but excluding the prepayment date. Upon delivery of any such Notice of Optional Prepayment, Lender’s commitment to make Tranche B Loans shall automatically terminate unless already terminated pursuant to the terms hereof.

(b) If a Change of Control occurs (a “Mandatory Prepayment Event”), then, unless Borrower shall have received written consent by [***] of the holders of the Notes within [***] Business Days prior to such Mandatory Prepayment Event, the Outstanding Amount of the Loans shall be immediately due and payable [***] Business Days after the occurrence of such Mandatory Prepayment Event, and, to the extent required by Section 3.03, such payment shall be accompanied by a payment of the amounts required thereunder. All amounts payable under this Section 3.02(b) shall be applied first to any accrued but unpaid Revenue Participation, then to any accrued but unpaid Fixed Interest, and then to any principal amount of any Loan owed hereunder, unless otherwise applied at the option of Lender. Borrower shall provide Lender with such advance notice as Borrower is otherwise required to provide the holders of Preferred Stock (but in no event shall such advance notice be less than [***] Business Days); provided that any such notice or failure to provide notice shall not affect Borrower’s prepayment obligations hereunder.

(c) Immediately upon the occurrence of an Event of Default described in Section 11.01 (i) or any acceleration of payment of the Loans due to an Event of Default hereunder pursuant to Section 11.02 (each, an “Acceleration Event”), Lender shall be deemed to have automatically and simultaneously demanded repayment of the Outstanding Amount without any further action or notice by any party and the Outstanding Amount shall be immediately due and payable, and, to the extent required by Section 3.03, such payment shall be accompanied by a payment of the amounts required thereunder.

(d) All amounts payable under this Section 3.02 shall be applied (i) first to any accrued but unpaid Revenue Participation with respect to the Tranche B Loan, (ii) then to any accrued but unpaid Revenue Participation with respect to the Tranche A Loan, (iii) then to any accrued but unpaid Fixed Interest with respect to the Tranche B Loan, (iv) then to any accrued but unpaid Fixed Interest with respect to the Tranche A Loan, (v) then to any principal amount of the Tranche B Loan owed hereunder, and (vi) then to any principal amount of the Tranche A Loan owed hereunder; unless otherwise applied at the option of Lender.

(e) In the case of any prepayment under this Section 3.02, Schedule 3.01 shall be amended to reflect such prepayment, with the amount of such prepayment being applied as set forth in Section 3.02(d).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 3.03 Prepayment Premium.

(a) Each prepayment of the Loans pursuant to Section 3.02 shall be subject to payment of the following amounts (in addition to the other amounts due under this Agreement):

(i) To the extent such prepayment is with respect to the Tranche A Loan, an additional prepayment premium amount indicated in the second column of the table below shall be payable:

PERIOD DURING WHICH AN OPTIONAL PREPAYMENT, MANDATORY PREPAYMENT EVENT OR ACCELERATION EVENT OCCURS	PREPAYMENT PREMIUM AMOUNT
On or prior to the second anniversary of the Tranche A Funding Date	[***]

After the second anniversary of the Tranche A Funding Date, and on or prior to the third anniversary of the Tranche A Funding Date	[***]

After the third anniversary of the Tranche A Funding Date, and on or prior to the fourth anniversary of the Tranche A Funding Date	[***]

After the fourth anniversary of the Tranche A Funding Date, and on or prior to the fifth anniversary of the Tranche A Funding Date	[***]

After the fifth anniversary of the Tranche A Funding Date	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) To the extent such prepayment is with respect to the Tranche B Loan, an additional prepayment premium amount indicated in the second column of the table below shall be payable:

PERIOD DURING WHICH AN OPTIONAL PREPAYMENT, MANDATORY PREPAYMENT EVENT OR ACCELERATION EVENT OCCURS	PREPAYMENT PREMIUM AMOUNT
On or prior to the second anniversary of the Tranche B Funding Date	[***]

After the second anniversary of the Tranche B Funding Date, and on or prior to the third anniversary of the Tranche B Funding Date	[***]

After the third anniversary of the Tranche B Funding Date, and on or prior to the fourth anniversary of the Tranche B Funding Date	[***]

After the fourth anniversary of the Tranche B Funding Date, and on or prior to the fifth anniversary of the Tranche B Funding Date	[***]

After the fifth anniversary of the Tranche B Funding Date	[***]

(b) In addition to the amounts in Section 3.03(a), in connection with the prepayment in full of a Loan, any unpaid Obligations in respect of such prepaid Loan not consisting of principal, Fixed Interest or Revenue Participation (for example, but not limited to, any unpaid amounts for indemnification, Tax gross-up, default interest, expense reimbursement and other amounts not consisting of principal or interest) then owing shall also be immediately due and payable.

Section 3.04 Illegality.

If Lender determines at any time that any Law or any change therein or in the interpretation or application thereof makes or will make it unlawful for Lender to fulfill its commitment in accordance with Section 2.01, in order to maintain the Loans or to claim or receive any amount payable to it hereunder, Lender shall give written notice of that determination to Borrower, whereupon the obligations of Lender hereunder shall terminate. If any such written notice is given after the disbursement of the Loans, Borrower shall prepay the Loans in full on the later to occur of forty-five (45) calendar days following the date such notice is given and the Revenue Participation Payment Date following the date the written notice is given; provided, however, that if Lender certifies to Borrower that earlier prepayment is

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

necessary in order to enable Lender to comply with the relevant Law or change in Law and specifies an earlier date for the prepayment, Borrower shall make the prepayment on the date so specified. Prepayment pursuant to this Section 3.04 shall be made together with Fixed Interest and Revenue Participation accrued and unpaid on the Loans to the date of prepayment and all other Obligations then payable to Lender but shall in no event include any prepayment premium payable under Section 3.03 or any other prepayment premium, penalty or any other amount that was not already accrued as of the date of such notice. Each written notice delivered pursuant to this Section 3.04 shall be effective when delivered in accordance with the terms hereof.

ARTICLE IV

FIXED INTEREST; REVENUE PARTICIPATION

Section 4.01 Fixed Interest; Revenue Participation; Other Interest.

Except as otherwise expressly provided in Section 4.04, the Loans shall bear interest consisting of Fixed Interest and Revenue Participation, in each case which shall be paid in cash, as provided in Section 4.02 and Section 4.03, respectively.

Section 4.02 Fixed Interest.

(a) Fixed Interest shall accrue and compound on a daily basis from the applicable Funding Date and shall be computed on the basis of a 360-day year of twelve (12) thirty (30)-day months and the actual days elapsed.

(b) With respect to each Interest Payment Period, Fixed Interest on each Loan shall be payable by Borrower to Lender in arrears as follows:

(i) During the period commencing on the Tranche A Funding Date and ending on the Interest Payment Date that is thirty-six (36) months after the Tranche A Funding Date occurs, on each Interest Payment Date, (A) an amount equal to the Cash Amount calculated with respect to the preceding Interest Payment Period shall be due and payable and (B) an amount equal to the Deferred Interest Amount calculated with respect to such Interest Payment Period shall be added to the Outstanding Principal Balance on and capitalized as of such Interest Payment Date.

(ii) During the period commencing after the thirty-sixth (36th) Interest Payment Date after the Tranche A Funding Date occurs and ending on the applicable Maturity Date, Fixed Interest calculated with respect to the preceding Interest Payment Period shall be due and payable in full on each Interest Payment Date.

(c) Notwithstanding anything to the contrary herein, in the event of any repayment or prepayment of any Loan (including principal payments due under Section 3.01), accrued Fixed Interest on the principal amount repaid or prepaid through and including the date of repayment or prepayment shall be payable on the date of such repayment or prepayment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 4.03 Revenue Participation.

(a) Borrower shall pay the following amounts (the “Revenue Participation”), in addition to any Fixed Interest:

(i) with respect to the Tranche A Loan, an amount equal to the applicable Revenue Participation Percentage multiplied by the applicable Included Product Payments for each applicable Revenue Participation Period; provided that such Revenue Participation with respect to the Tranche A Loan shall not exceed an aggregate of $[***] (and the obligation to pay Revenue Participation with respect to the Tranche A Loan shall automatically terminate upon payment of such amount); and

(ii) with respect to the Tranche B Loan, and in addition to any Revenue Participation with respect to the Tranche A Loan, an amount equal to the applicable Revenue Participation Percentage multiplied by the applicable Included Product Payments for each applicable Revenue Participation Period (less amounts recognized prior to the Tranche B Funding Date); provided that such Revenue Participation with respect to the Tranche B Loan shall not exceed an aggregate of $[***] (and the obligation to pay Revenue Participation with respect to the Tranche B Loan shall automatically terminate upon payment of such amount).

(b) Revenue Participation with respect to each Loan shall accrue on a daily basis from the applicable Funding Date and shall be payable in arrears on the applicable Revenue Participation Payment Date with respect to each Revenue Participation Period.

(c) [Reserved.]

(d) In the event that the aggregate amount of the Revenue Participation received by Lender during any fiscal quarter is less or more than the amount due pursuant to this Section 4.03, then within five (5) Business Days after the date on which Borrower delivers the financial statements pursuant to Section 9.03(b), Borrower shall pay to Lender or Lender shall credit Borrower, respectively, an amount that is equal to such difference. In the event any inspection of Borrower’s books and records reveals any underpayment of any Revenue Participation in respect of any period, Borrower shall pay to Lender on the succeeding Revenue Participation Date the amount of such underpayment. In the event any inspection of Borrower’s books and records reveals any overpayment of any Revenue Participation in respect of any period, Borrower shall be entitled to offset the amount of such overpayment against the Revenue Participation due in the next Revenue Participation Period or Revenue Participation Periods until such amount is fully offset.

(i) For so long as any Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) under this Agreement remain unpaid or unsatisfied, the only remedy of Borrower in respect of any such overpayment shall be [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) In furtherance of the preceding clause (i), in no event shall any payment in cash be required from Lender to Borrower in respect of any such overpayment until any and all such Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) have been satisfied and paid in full.

(e) Borrower must provide written notice of any claim amounts owed by Lender to Borrower pursuant to Section 4.03(d), if any, related to any fiscal year, within the earlier to occur of five (5) Business Days after the date on which Borrower delivers or is required to deliver financial statements with respect to such fiscal year pursuant to Section 9.03(b); provided that Borrower must provide written notice of any such claim amounts, if any, related to the last fiscal year in which Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) under this Agreement remain unpaid or unsatisfied, or any payments are otherwise required to be made, by Borrower hereunder after the applicable Maturity Date, within forty-five (45) days after the close of such fiscal year.

(f) Any discrepancy between Lender and Borrower with respect to the Revenue Participation shall be resolved under Section 9.04(b).

Section 4.04 Interest on Amounts Unpaid When Due.

If any amount payable by Borrower to Lender hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise, but subject to applicable cure and grace periods), at the election of Lender, interest shall accrue and compound daily and shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed on any such unpaid amounts, during the period from and including the applicable due date, to but excluding the day the overdue amount is paid in full, at a rate per annum equal to the Default Rate. Interest under this Section 4.04 shall accrue both prior to and following the commencement of any action and the entry of any judgment and notwithstanding the commencement of any voluntary or involuntary bankruptcy or insolvency proceeding or similar action. Interest accruing under this Section 4.04 shall be payable on demand of Lender.

ARTICLE V

PAYMENTS

Section 5.01 Initial Expenses.

(a) Borrower shall reimburse Lender, on the Tranche A Funding Date, for all:

(i) reasonable documented out-of-pocket costs and expenses incurred by Lender (including all reasonable documented out-of-pocket fees, disbursements and other charges of outside counsel to Lender) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) reasonable documented out-of-pocket fees, disbursements and other charges in respect of reasonable due diligence conducted by Lender or other parties (including outside counsel to Lender) at the request of Lender.

(b) At Lender’s election, Lender shall be entitled to offset amounts payable pursuant to Section 5.01(a)(i) against amounts otherwise payable by Lender to Borrower on the Tranche A Funding Date.

Section 5.02 Administration Enforcement and Other Expenses.

In addition to any amounts payable under Section 5.01, Borrower shall promptly reimburse Lender on demand for (a) all costs and expenses incurred by Lender (including the reasonable documented out-of-pocket fees and expenses of outside counsel to Lender) as a consequence of or in connection with any Default or Event of Default, including in respect of and accruing during any voluntary or involuntary bankruptcy or insolvency proceeding or similar action, (b) ongoing reasonable documented out-of-pocket fees, disbursements and other charges related to (i) the making of any Loan pursuant to Article II, (ii) modification, amendment or waiver of the Loan Documents, or (iii) enforcement of Lender’s rights under this Agreement or any of the other Loan Documents; in each case incurred by Lender or other parties (including outside counsel to Lender) at the reasonable request of Lender, and (c) reasonable documented out-of-pocket costs and other expenses incurred by Lender in connection with any change in Law after the Tranche A Funding Date of the type contemplated under Section 3.04.

Section 5.03 Making of Payments.

Notwithstanding anything to the contrary contained herein, any payment stated to be due hereunder or under any Note on a given day in or at the end of a specified month shall be made, (a) if there is no such given day or corresponding day, on the last Business Day of such month or (b) if such given day or corresponding day is not a Business Day, on the next succeeding Business Day, unless such next succeeding Business Day falls in a different calendar month, in which case such payment shall be made on the preceding Business Day.

Section 5.04 Setoff or Counterclaim.

Each payment by Borrower under this Agreement or under any Note shall be made without Setoff, recoupment, deduction, netting or counterclaim of any type. Lender shall have the rights of Setoff and similar rights as to any and all amounts owed by Borrower and/or any of its Subsidiaries under this Agreement as provided in Section 11.03.

Section 5.05 Payments by Borrower or Lender.

(a) All payments to be made by Borrower to Lender hereunder or under any other Loan Document shall be made in Dollars and by wire transfer of immediately available funds to an account specified in advance by Lender.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) All payments to be made by Lender to Borrower hereunder or under any other Loan Document shall be made in Dollars and by wire transfer of immediately available funds to an account specified in advance by Borrower.

ARTICLE VI

TAXES

Section 6.01 Taxes.

(a) For U.S. federal, state and local tax purposes, the Parties shall treat the Tranche A Loan and the Tranche B Loan as indebtedness for borrowed money of Borrower. Each Party agrees not to take any position that is inconsistent with the provisions of this Section 6.01(a) on any tax return or in any audit or other administrative or judicial proceeding unless (i) each other Party has consented to such actions or (ii) as a result of a material change in applicable Law following the date of this Agreement, the Party that contemplates taking such an inconsistent position has been advised by nationally recognized tax counsel in writing that it is more likely than not that (x) that there is no “reasonable basis” (within the meaning of U.S. Treasury Regulation Section 1.6662-3(b)(3)) for the position specified in this Section 6.01(a) or (y) that taking the position specified in this Section 6.01(a) would, notwithstanding compliance with all applicable reporting requirements and disclosure obligations, otherwise subject such Party to penalties under the Code.

(b) The Parties agree that the Loans will be subject to U.S. Treasury Regulation Section 1.1275-4(b) governing contingent payment debt instruments. The comparable yield and projected payment schedule for the Tranche A Loan, as determined under such regulation, is attached as Exhibit J hereto. The Parties will agree to the comparable yield and projected payment schedule for the Tranche B Loan prior to the Tranche B Funding Date. If Borrower extends the Maturity Date of the Loans pursuant to Section 3.01(b), the Parties will appropriately adjust, in accordance with U.S. Treasury Regulation Section 1.1275-4(b), the comparable yield and the projected payment schedule for the Tranche A Loan set forth in Exhibit J hereto.

(c) Except as otherwise required by Law, any and all payments by Borrower under this Agreement or the Notes (including payments with respect to the Loans) shall be made free and clear of and without deduction for any and all Taxes imposed by any Governmental Authority or other taxing authority in any jurisdiction. If any Taxes shall be required by Law to be deducted from or in respect of any sum payable under this Agreement or the Notes to a Lender, (i) in the case of Taxes other than Excluded Taxes (“Indemnified Taxes”), the sum payable by Borrower shall be increased as may be necessary so that after making all required deductions of Indemnified Taxes Lender shall receive an amount equal to the sum it would have received had no such deductions been made and (ii) Borrower shall make such deductions and pay the full amount deducted to the relevant Governmental Authority or taxing authority in accordance with applicable Law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 6.02 Receipt of Payment.

Within thirty days after the date of any payment of Taxes withheld by Borrower in respect of any payment to Lender, Borrower shall furnish to Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to Lender.

Section 6.03 Other Taxes.

Borrower shall promptly pay any registration or transfer taxes, stamp duties or similar levies, and any penalties or interest that may be due with respect thereto, that may be imposed in connection with the execution, delivery, registration or enforcement of this Agreement, the Notes issued hereunder or any other Loan Document or the filing, registration, recording or perfecting of any security interest contemplated by this Agreement.

Section 6.04 Indemnification.

If Lender pays any Indemnified Taxes that Borrower is required to pay pursuant to this Article VI, Borrower shall indemnify Lender on demand in full in the currency in which such Taxes are paid, whether or not such Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to, but excluding, the date of reimbursement at the Default Rate, and increased as may be necessary so that after payment or deduction of any Taxes imposed on the indemnification payment hereunder Lender shall receive the full amount of Taxes described in this Section 6.04 and previously paid by Lender. Lender shall promptly notify Borrower if any claim is made against Lender for any Taxes for which Borrower would be responsible to indemnify Lender pursuant to this Section 6.04.

Section 6.05 Tax Forms and Certificates.

(a) Each Lender that is not a U.S. Lender (a “Non-U.S. Lender”) and that is entitled to an exemption from or reduction of withholding tax with respect to payments under the Agreement or the other Loan Documents shall deliver to Borrower (A) two original signed copies of US Internal Revenue Service Form W-8BEN, Form W-8IMY or Form W-8ECI, as applicable (together with any required statements, certifications or additional information), or any subsequent versions thereof or successors thereto, or, (B) in the case of a Non-U.S. Lender entitled to claim and claiming exemption from US federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, two original signed copies of a Form W-8BEN, or any subsequent versions thereof or successors thereto and a certificate representing that such Non-U.S. Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower, and is not a controlled foreign corporation related to Borrower (as described in Section 881(c)(3)(C) of the Code)), in each case for (A) and (B), properly completed and duly executed by such Non-U.S. Lender. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement, to the extent applicable to Lender. In addition, each Non-U.S. Lender shall deliver relevant substitute forms

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to Borrower (or any other form of certification adopted by the US taxing authorities for such purpose). In addition, if a payment made to a Lender hereunder would be subject to U.S. federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower at the time or times prescribed by Law and at such time or times reasonably requested by Borrower such additional documentation reasonably requested by Borrower sufficient for Borrower to comply with their obligations under FATCA and to determine that such Lender has complied with such applicable reporting requirements of FATCA so that payments made to such Lender hereunder would not be subject to U.S. federal withholding taxes under FATCA, or, if necessary, to determine the amount to deduct and withhold from such payment.

(b) Each Lender that is a United States Person (as such term is defined in Section 7701(a)(30) of the Code) (a “U.S. Lender”), on or prior to the date on which such U.S. Lender becomes a U.S. Lender hereunder (and from time to time thereafter upon the reasonable request of Borrower) shall deliver to Borrower two original signed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.

ARTICLE VII

CLOSING CONDITIONS

Section 7.01 Tranche A Loan Closing Conditions.

The obligation of Lender to make the Tranche A Loan on the Tranche A Funding Date shall be subject to the satisfaction of each of the conditions set forth below:

(a) Borrower shall have executed and delivered to Lender each of the Loan Documents (including any schedules thereto but excluding any Tranche B Note) and such other documents as Lender has reasonably requested, in form and substance reasonably satisfactory to Lender.

(b) Each Borrower Party shall have executed and delivered to Lender each of the Security Documents (including the schedules thereto), requested by Lender in each case in form and substance reasonably satisfactory to Lender, except as expressly agreed by the Parties in writing in the Post-Closing Commitments Letter.

(c) All filings and other actions that are necessary or reasonably requested by Lender in order to establish, protect, preserve and perfect the security interest in the Collateral as provided in the Security Documents as a valid and perfected first priority security interest with respect to the Collateral shall have been made or taken.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) Lender shall have received all fees and other amounts due and payable on or prior to the Tranche A Funding Date by Borrower under the Loan Documents, other than amounts offset pursuant to Sections 2.03 and 5.01.

(e) Borrower shall have delivered to Lender the Preferred Stock Voting Agreement duly executed by Borrower and holders of Preferred Stock constituting at least the number required for purposes of the Requisite Vote.

(f) Borrower shall have executed and delivered to Lender a Notice of Tranche A Borrowing.

(g) Borrower shall have executed and delivered to Lender the Tranche A Note for such Tranche A Loan.

(h) Borrower shall have delivered to Lender a customary written corporate and security interest opinion of outside counsel for the Borrower Parties, dated as of the Tranche A Funding Date, addressed to, and in a form reasonably acceptable to, Lender.

(i) No event shall have occurred and be continuing that (A) constitutes a Default or an Event of Default or (B) constitutes or would reasonably be expected to constitute a Material Adverse Effect, in each case both at the time of, and immediately after giving effect to, the making of the Tranche A Loan.

(j) The representations and warranties made by Borrower in Article VIII hereof and the Borrower Parties in each of the Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier therein) (A) as of the date of this Agreement and (B) both before and after giving effect to the Tranche A Loan; with the same effect as though made on and as of each such date, except to the extent any such representation or warranty expressly relates to an earlier date.

(k) All necessary approvals, consents and filings by any Governmental Authority or other Person, including in connection with and with respect to the Tranche A Loan, shall have been obtained or made and shall remain in full force and effect.

(l) Each of the Borrower Parties shall have complied with all of the agreements and satisfied all of the conditions on their respective parts to be performed or satisfied under the Loan Agreement.

(m) Borrower shall have delivered to Lender a certificate duly executed by a Senior Officer, dated as of the Tranche A Funding Date, substantially in the form attached as Exhibit K-1 hereto, together with the attachments specified therein, and certifying as to the matters set forth in Section 7.01(i), (j), (k) and (l).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(n) Each Borrower Party shall have delivered to Lender a Secretary’s Certificate, dated as of the Tranche A Funding Date, in the form attached as Exhibit L hereto, certifying as to, and containing, the following items:

(i) The Certificate of Incorporation (with all amendments thereto) of Borrower, certified as of a recent date by an appropriate official of the State of Delaware.

(ii) A true, correct and complete copy of the Bylaws of Borrower (with all amendments thereto) as in effect on the date of this Agreement.

(iii) A certificate dated as of a recent date of an appropriate official of the State of Delaware as to the good standing of Borrower.

(iv) A certificate dated as of a recent date of an appropriate official of each state in which Borrower does business as to the good standing and qualification of Borrower as a foreign corporation in such state, except where failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(v) A true, correct and complete copy of resolutions duly adopted by Borrower’s Board of Directors approving the terms of, and the transactions contemplated by, the Loan Documents.

(vi) Confirmation of the incumbency and genuineness of the signatures of each officer of Borrower executing any Loan Document on behalf of the Borrower Parties.

(o) Lender shall have received a Perfection Certificate with respect to the Borrower Parties dated as of the Tranche A Funding Date and duly executed by a Senior Officer.

(p) Lender shall have received a copy of and a certificate as to coverage under the insurance policies required by Section 9.05 and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and to name Lender as an additional insured party, such certificate to be in form and substance reasonably satisfactory to Lender.

(q) Lender shall have received the Financial Statements, none of which shall demonstrate a Material Adverse Effect.

(r) Lender shall have received a solvency certificate in the form of Exhibit M from the Principal Financial Officer of Borrower.

(s) Lender shall have received, to the extent requested, all documentation and other information required by relevant Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 7.02 Tranche B Loan Closing Conditions.

The obligation of Lender to make the Tranche B Loan on the Tranche B Funding Date specified in the related Notice of Tranche B Borrowing shall be subject to the funding of the Tranche A Loan, together with the satisfaction, or waiver by Lender, of each of the conditions precedent listed below:

(a) Each of the Profit Condition and the Patient Treatment Condition shall have been satisfied.

(b) Borrower shall have delivered to Lender the Condition Satisfaction Certificate.

(c) On or prior to the Tranche B Funding Date, Lender shall have received payment of all fees and reimbursement of expenses, in each case due and payable to Lender on or prior to such date under the Loan Documents.

(d) Borrower shall have executed and delivered to Lender a Notice of Tranche B Borrowing.

(e) Borrower shall have executed and delivered to Lender the Tranche B Note for such Tranche B Loan.

(f) Borrower shall have delivered to Lender a customary written corporate and security interest opinion of outside counsel for the Borrower Parties, dated as of the Tranche B Funding Date, addressed to Lender, covering such matters relating to the Loan Documents as Lender shall reasonably request (it being agreed, for greater clarity, that the form of opinion accepted by Lender on the Tranche A Funding Date, or a bring-down opinion related to such opinion, shall be an acceptable form with respect to the requirements under this clause (f), subject to such additional requests as Lender may reasonably make).

(g) No event shall have occurred and be continuing that (A) constitutes a Default or an Event of Default or (B) constitutes or would reasonably be expected to constitute a Material Adverse Effect, in each case both at the time of, and immediately after giving effect to, the making of such Tranche B Loan.

(h) The representations and warranties made by Borrower in Article VIII hereof and by the Borrower Parties in each of the Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier therein) both before and after giving effect to the Tranche B Loan, with the same effect as though made on and as of each such date, except to the extent any such representation or warranty expressly relates to an earlier date.

(i) All necessary approvals, consents and filings by any Governmental Authority or other Person, including in connection with and with respect to the Tranche B Loan, shall have been obtained or made and shall remain in full force and effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(j) Borrower shall have delivered to Lender a certificate duly executed by a Senior Officer, dated as of the Tranche B Funding Date, substantially in the form attached as Exhibit K-2 hereto, together with the attachments specified therein, and certifying as to the matters set forth in Section 7.02(g), (h) and (i).

(k) Section 7.01(n) shall apply mutatis mutandis, including with respect to any Subsidiary Guarantor and any Subsidiary that has or is required to become a party to the Loan Documents prior to the Tranche B Funding Date.

(l) Lender shall have received a certificate from the Principal Financial Officer of Borrower certifying that Borrower and its Subsidiaries, on a consolidated basis and after giving effect to the Tranche B Loan, are solvent.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Borrower, with respect to itself and each of its Subsidiaries, as applicable, hereby represents and warrants to Lender as of the date of this Agreement and as of the date the Tranche A Funding Date and the Tranche B Funding Date (except for any representations and warranties which speak as to a specific date, which representations and warranties shall be made as of the date specified) as follows:

Section 8.01 Existence.

Each of the Borrower Parties is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and is duly qualified as a foreign corporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by Law, except where failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect, and each has the power and authority (including any required Regulatory Approvals) to own its property and assets, to carry on its business as currently conducted and as proposed to be conducted in the Initial Forecast, and to consummate the transactions contemplated in, and to perform its obligations under, this Agreement and the other Loan Documents to which it is party or by which it is bound and, in the case of Borrower, to borrow hereunder, in each case except where failure to do so would not reasonably be expected to result in a Material Adverse Effect.

Section 8.02 Authorization.

Each of the Borrower Parties has taken all necessary action to authorize its execution and delivery of this Agreement and the other Loan Documents to which it is party, the performance of its obligations under this Agreement and the other Loan Documents to which it is party or by which it is bound and the consummation of the transactions contemplated hereby and thereby, except as would not reasonably be expected to have a Material Adverse Effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 8.03 Enforceability.

This Agreement and each other Loan Document to which any Borrower Party is party has been duly executed and delivered by such Borrower Parties, and each constitutes a valid and binding obligation of each Borrower Party, enforceable against each Borrower Party in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar Laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). No material limit on the powers of any Borrower Party will be exceeded as a result of the grant of the security interests pursuant to the Security Agreements or the Pledge Agreement, or as a result of execution and entry into the Loan Documents or the giving of guarantees or indemnities contemplated by the Loan Documents.

Section 8.04 Governmental Authorization.

No authorization, consent, approval or action by any Governmental Authority is necessary to authorize the transactions contemplated by this Agreement and each other Loan Document or required for the validity or enforceability against any Borrower Party of this Agreement and each other Loan Document, except any filings with a Governmental Authority required to perfect Lender’s security interest under the Security Documents.

Section 8.05 No Conflicts.

Neither the execution and delivery of this Agreement or any other Loan Documents nor the performance or consummation of the transactions contemplated hereby or thereby will:

(a) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any material respects any provisions of: (i) any Law by which Borrower or any of its Subsidiaries, or any of their respective assets or properties, including the Collateral, may be subject or bound, or (ii) any Material Contract to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries, or any of their respective assets or properties, including the Collateral, is bound or committed;

(b) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any respects any provisions of the Borrower Documents;

(c) except for the filing of any financing statements required hereunder and filings with the applicable Patent Office or as would not reasonably be expected to result in a Material Adverse Effect, require any notification to, filing with, or consent of, any Person or Governmental Authority;

(d) give rise to any right of termination, cancellation or acceleration of any material right or obligation of Borrower or any of its Subsidiaries or of any other Person under any Material Contract or to a loss of any material benefit relating to the Included Product Payments or otherwise; or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(e) result in the creation or imposition of any Lien on (i) any material assets or properties of Borrower or any of its Subsidiaries or (ii) the Revenue Participation or any other Collateral, other than, with respect to this paragraph (e), pursuant to the Security Documents.

Section 8.06 Information.

(a) No information, report, financial statement, representation or warranty, certificate, document, exhibit or schedule furnished by or on behalf of Borrower or any of its Subsidiaries to Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contains or, when delivered, will contain any material misstatement of fact or omits or, when delivered, will omit to state any material fact necessary to make the statement therein, in the light of the circumstances under which they are or, when delivered, will be made, not materially misleading.

(b) Except for those liabilities and obligations identified in the Financial Statements, neither Borrower nor any of its Subsidiaries, taken as a whole or separately, has any material liabilities or other obligations of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable.

(c) Borrower does not have Knowledge of any fact or condition that has specific application to Borrower (other than general economic or industry conditions) and that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 8.07 No Material Adverse Effect.

Since September 30, 2012, no Material Adverse Effect has occurred, and, as of the date of this Agreement, there are no events, circumstances, changes, actions, proceedings or claims pending or threatened that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 8.08 Agreements; Ownership.

Neither Borrower nor any of its Subsidiaries has Transferred, or agreed to Transfer, any portion of their respective rights to receive payment of Included Product Payments other than as permitted under this Agreement or to receive payment of royalties owing or to become owing to it under any Material Contracts. No Person other than Borrower and its Subsidiaries has any right to receive the payments payable under any Material Contract, other than (a) in respect of the Included Product Payments, Lender, and, (b) in respect of Material Contracts where Borrower or any of its Subsidiaries is the licensee or payor, the applicable Contract Parties to such Material Contracts.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 8.09 Financial Statements; Initial Forecast.

(a) The Financial Statements (i) are complete and accurate in all material respects, were prepared in conformity with GAAP consistently applied during the periods involved (except as may be indicated in the notes thereto), and (ii) present fairly in all material respects, in accordance with applicable requirements of GAAP, the consolidated financial position and the consolidated financial results of the operations of Borrower and its Subsidiaries as of the dates and for the periods covered thereby and the consolidated statements of cash flows of Borrower and its Subsidiaries for the periods presented therein. The Initial Forecast was prepared in good faith on the basis of assumptions which were reasonable as of the date thereof.

(b) Borrower and its Subsidiaries have no Indebtedness other than Indebtedness listed and described on Schedule 8.09 and Permitted Indebtedness.

Section 8.10 Solvency.

(a) Immediately after (x) the making of the Tranche A Loan on the Tranche A Funding Date, (y) the making of the Tranche B Loan on the Tranche B Funding Date, and (z) giving effect to the application of the proceeds of the applicable Loan (it being understood that the representations and warranties in this Section 8.10 shall include clause (y) only upon, and as a condition to, the Tranche B Loan):

(i) the fair value of the assets of Borrower and its Subsidiaries (taken together), at a fair valuation, will exceed their debts and liabilities (taken together), subordinated, contingent or otherwise;

(ii) Borrower and its Subsidiaries (taken together) will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and

(iii) Borrower and its Subsidiaries (taken together) will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted in the Initial Forecast following the applicable Funding Date.

(b) Neither Borrower nor any of its Subsidiaries has applied for an order, and no order is made, declaring it bankrupt, or granting it a moratorium or suspension of payments, and no liquidator is appointed for and no other equivalent event has occurred with respect to it or any substantial part of its assets in any jurisdiction or is insolvent as defined in the United States Bankruptcy Code or in the fraudulent conveyance or fraudulent transfer statutes of the State of New York or any other jurisdiction.

(c) Neither Borrower nor any of its Subsidiaries has present plans to or intends to, incur, debts or liabilities beyond its ability to pay such debts or liabilities as they become due, absolute and matured in the ordinary course of business.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 8.11 Subsidiaries.

Borrower has no Subsidiaries except as set forth on Schedule 8.11. The shares of Capital Stock or other ownership interests so indicated on Schedule 8.11 are fully paid and non-assessable and are owned by Borrower directly or indirectly, free and clear of all Liens (other than Permitted Liens).

Section 8.12 Compliance with Laws.

(a) Borrower and its Subsidiaries are, and at all times have been, in compliance in all material respects with all applicable Laws, and are not, and at no time have been, in violation of, under investigation with respect to, threatened with being charged with, or on notice of being in violation of, any applicable Law.

(b) Borrower and its Subsidiaries possess all material Regulatory Approvals issued or required by the appropriate Governmental Authorities that are necessary to conduct their business as presently conducted and as proposed to be conducted in the Initial Forecast. Neither Borrower nor any of its Subsidiaries has received any written notice of proceedings relating to, and, to the Knowledge of Borrower, there are no facts or circumstances that would reasonably be expected to lead to, the revocation, suspension, termination or modification of any such Regulatory Approval.

(c) To the Knowledge of Borrower, there has been no indication that any Regulatory Agency has any material concerns or objections with respect to any Included Product, nor has Borrower or any of its Subsidiaries been advised of any material deficiencies or non-compliance which would reasonably be expected to lead to sanctions or materially adversely affect the certifications of Borrower’s or its Subsidiaries’ facilities.

Section 8.13 Investment Company Act.

Neither Borrower nor any of its Subsidiaries is or has been required, and, immediately after giving effect to the making of the Loans as herein contemplated and the application of the net proceeds therefrom as described herein, will not be required, to register as an “investment company” under the Investment Company Act of 1940.

Section 8.14 Taxes.

All material Tax returns required to be filed by Borrower and any of its Subsidiaries have been timely filed (with due regard to valid extensions lawfully obtained) and were true, accurate, correct and complete in all material respects as and when filed, and all Taxes due (whether or not shown on any such returns) have been duly and timely paid in full in compliance with all Tax Laws, except for Taxes being contested in good faith through appropriate proceedings and properly reserved in full on the Financial Statements. Any charges, accruals or reserves on the books of Borrower and its Subsidiaries in respect of Taxes are adequate. Borrower and its Subsidiaries have had no material liability for any Taxes imposed on or with respect to its net

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

income (except for state or local income or franchise taxes). Borrower and its Subsidiaries have fulfilled all its obligations with respect to withholding taxes. No deduction or withholding for or on account of any tax has been made, or was required under applicable Law to be made, from any payment to Borrower and its Subsidiaries under any Material Contract.

Section 8.15 Employee Benefits.

Neither Borrower nor any of its Subsidiaries has incurred any material liability with respect to any obligation to provide medical or other non-pension benefits with respect to any person beyond their retirement or the termination of service other than as required by Law.

Section 8.16 Liens.

All of the assets of Borrower and its Subsidiaries are solely (and not jointly) owned by Borrower and its Subsidiaries, as applicable, and are free and clear of any and all Liens, except Permitted Liens.

Section 8.17 Priority.

Subject only to Permitted Liens, the Liens and security interests of Lender created by this Agreement and any other Loan Document on and in the Collateral are senior to any other Liens on or in the Collateral. In addition, the Obligations of each of the Borrower Parties to Lender are senior to any and all other Indebtedness of each such Borrower Party to any other Person.

Section 8.18 Intellectual Property.

(a) Borrower and each of its Subsidiaries have provided Lender all material information in their possession or otherwise within their Knowledge with respect to any Dispute or Enforcement Action regarding the validity and enforceability of the Intellectual Property that may affect or cover any Included Product.

(b) Schedule 8.18(b) lists all (i) Patents, (ii) registered and material unregistered Trademarks (including domain name registrations), and (iii) registered copyrights that are included in the definition of Intellectual Property; in each case that are owned by or exclusively licensed to Borrower or any of its Subsidiaries. For each item of Intellectual Property listed on Schedule 8.18(b), Borrower has identified, where applicable, (A) the record owner of and the nature of Borrower’s or the applicable Subsidiary’s rights to such Intellectual Property, (B) the countries in which, any such listed item is in-force, patented or registered or in which an application for patent or registration is pending or allowed, (C) the application number, (D) the patent or trademark registration number, if applicable, (E) the expiration date thereof, as applicable, excluding any known patent term extensions or supplemental protection certificates, and (F) the date on which any applicable maintenance, annuity or renewal fee is due or payable during the ninety (90) day period following the date of this Agreement with respect to such item.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Except for those items expressly indicated as “abandoned”, “expired” or “withdrawn” on Schedule 8.18(b) or as set forth on Schedule 8.18(c), each item of Intellectual Property that is owned by or exclusively licensed to Borrower is subsisting and, to the Knowledge of Borrower, valid and enforceable.

(d) Schedule 8.18(d) lists each Material Contract that relates to the Intellectual Property or the Included Products.

(i) To the Knowledge of Borrower, the Licenses In set forth on Schedule 8.18(d) cover all Intellectual Property, other than off-the-shelf or other software that is made available through regular commercial distribution channels on standard terms and conditions, obtained in the ordinary course of business, for a total cost of less than $10,000, owned by Third Parties that is necessary to conduct the current business of Borrower and its Subsidiaries with respect to the Included Products. This Section 8.18(d)(i) shall not be deemed a representation or warranty of non-infringement.

(ii) There are no undisputed fees or royalties that are unpaid and overdue under any Contract listed on Schedule 8.18(d) that have become due as of the date of this Agreement or are expected to become overdue within ninety (90) days of the date hereof. Schedule 8.18(d)(ii) sets forth all existing Disputes regarding unpaid and overdue fees or royalties that have become due as of the date of this Agreement under any Contract listed on Schedule 8.18(d).

(iii) Except as listed on Schedule 8.18(d), there are no Licenses In, nor is Borrower or any of its Subsidiaries bound by or a party to any License Out; except, in either case, for (A) standard end-user, object code, internal-use software license and support/maintenance agreements and (B) nonexclusive licenses granted to purchasers of Included Products and to manufacturers of components of Included Products for the purpose of manufacturing such components, in each case under a Material Contract.

(e) Each Contract specified in Schedule 8.18(d) is legal, valid, binding, enforceable, and in full force and effect. Neither Borrower nor any of its Subsidiaries is in material breach of any such Contract and, to the Knowledge of Borrower, no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, acceleration, termination, revision, of any of the Contracts specified in Schedule 8.18(d), including the execution, delivery and performance of this Agreement and the other Loan Documents.

(f) Except as set forth on Schedule 8.18(f), Borrower and its Subsidiaries own all right, title and interest in, or hold a valid, enforceable and subsisting license to or under, all of the Intellectual Property and Regulatory Approvals with respect to the current Included Products, and Borrower owns and is the sole holder of, or has and holds a valid, enforceable and subsisting license to, or a valid and enforceable supply contract to obtain, all of those assets that are required to produce or receive all of the Included Product Payments under any Included License Agreement or with respect to the sale of any current Included Product, in each case free and clear of any and all Liens except Permitted Liens. Except for the Intellectual Property, no

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

other intellectual property right is necessary to develop, commercialize or otherwise Exploit any of the Included Products in the context of Borrower’s business as presently conducted and as currently proposed to be conducted in the Initial Forecast. This Section 8.18(f) shall not be deemed a representation or warranty of non-infringement.

(i) [Reserved.]

(ii) Except as listed on Schedule 8.18(f)(ii), to the Knowledge of Borrower, none of the activities or business conducted by Borrower or currently proposed to be conducted by Borrower in the Initial Forecast infringes, violates or constitutes a misappropriation of (or in the past infringed, violated or constituted a misappropriation of) any Third Party’s intellectual property rights to which Borrower does not have a license.

(iii) Except as set forth on Schedule 8.18(f)(iii), neither Borrower nor any of its Subsidiaries has received or otherwise been the beneficiary of any written opinions of counsel with respect to infringement, non-infringement or invalidity of Third Party intellectual property with respect to the Included Products or the Intellectual Property. Neither Borrower nor any of its Subsidiaries has received or otherwise been the beneficiary of any written opinions of counsel with respect to the validity of any item of Intellectual Property listed on Schedule 8.18(b).

(g) Except as set forth on Schedule 8.18(g), with respect to Intellectual Property (i) owned or purported to be owned by Borrower or its Subsidiaries, Borrower and its Subsidiaries possess sole, exclusive, valid and unencumbered right, title and interest to and in such Intellectual Property, and (ii) licensed to Borrower or its Subsidiaries by a Third Party, such Intellectual Property is the subject of a written license or other Contract that is valid, enforceable and subsisting; in each case free and clear of all Liens (except Permitted Liens). Except as set forth on Schedule 8.18(g), the current and former employees, consultants and independent contractors of Borrower who were involved in, or who contributed to, the creation or development of any Intellectual Property owned or purported to be owned by Borrower or its Subsidiaries have assigned all their rights to Borrower or a Subsidiary of Borrower. Except as set forth on Schedule 8.18(g), neither Borrower nor any of its Subsidiaries has Transferred its ownership interest in any Intellectual Property to any Third Party.

(h) Borrower and each of its Subsidiaries has full right, power and authority to grant all of the rights and interests purported to be granted under, and to enter into and perform all of the obligations to be performed by it under, any Included License Agreement or any other Material Contract relating to the Intellectual Property to which it is a party and to consummate the transactions contemplated thereunder.

(i) There are no unpaid, undisputed and overdue maintenance or renewal fees currently overdue for any of the Intellectual Property that is owned or exclusively licensed to Borrower or any of its Subsidiaries, and no application or registration for any such Intellectual Property has lapsed or been abandoned, cancelled or expired, except for such applications and registrations that Borrower or its Subsidiaries have permitted to expire or have cancelled or abandoned in their reasonable business judgment and which expiration, cancellation or abandonment would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(j) Borrower and each of its Subsidiaries (to the extent such Person is an applicant or is otherwise involved in the patent prosecution in respect of any Patent included in the Intellectual Property) and, to the Knowledge of Borrower, each former and current employee of Borrower who has invented any invention that is the subject of any Patent included in the Intellectual Property, has complied in all material respects with all applicable Patent Office duties of candor and good faith in dealing with any Patent Office, including the duty to disclose to any Patent Office all information known to be material to the patentability of each of the Patents included in the Intellectual Property.

(k) No current or former employee who is an inventor of any Patent included in the Intellectual Property that is owned by or exclusively licensed to Borrower or its Subsidiaries was or is under any conflicting obligation with any academic institution or other Third Party that would affect Borrower’s or its Subsidiaries’ title or license to any such Patent.

(l) Except pursuant to the Licenses In or as set forth in the Material Contracts, no payments by Borrower or any of its Subsidiaries are, or at any time in the future are expected to become, due to any other Person in respect of the Included Products or the Intellectual Property, in each case in the context of Borrower’s business as presently conducted.

(m) Neither Borrower nor any of its Subsidiaries and, to the Knowledge of Borrower, no Contract Party under any Included License Agreement has undertaken or omitted to undertake any acts, and, to the Knowledge of Borrower, no circumstance or grounds exist, that would invalidate, reduce or eliminate, in whole or in part, the enforceability or scope of (i) any of the Intellectual Property in a manner that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or, in the case of any Intellectual Property that is exclusively licensed to Borrower or any of its Subsidiaries, Borrower’s or any of its Subsidiaries’ entitlement to exclusively Exploit such Intellectual Property, or (ii) Borrower’s or any of its Subsidiaries’ right to receive payments made in respect of sales of the Included Products or other revenues from any of the Intellectual Property.

(n) Except as set forth on Schedule 8.18(n), there is not, and has not been, (i) any Enforcement Action, injunction, lawsuit, proceeding, hearing, arbitration, mediation, decree or formal enquiry, interference proceeding or reexamination pending, or to the Knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, or (ii) to the Knowledge of Borrower, any other Dispute involving Borrower or its Subsidiaries, in each case relating to the legality, validity, enforceability or ownership of any Intellectual Property owned or exclusively licensed to Borrower or any of its Subsidiaries or the Exploitation of any such Intellectual Property, and, to the Knowledge of Borrower, no circumstances or grounds exist that would reasonably be expected to give rise to such an Enforcement Action, injunction, lawsuit, proceeding, hearing, arbitration, mediation, decree or formal enquiry, interference proceeding or reexamination, or any other bona fide Dispute. Except as set forth on Schedule 8.18(n), neither

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Borrower nor any of its Subsidiaries has sent any notice of any such Dispute, interference proceeding or reexamination, and, to the Knowledge of Borrower, there exists no circumstance or grounds upon which Borrower or any of its Subsidiaries could assert any such claim. No Intellectual Property is subject to any outstanding injunction, judgment, order, decree, ruling charge, settlement or other disposition of Dispute, interference proceeding or reexamination, and Borrower and each of its Subsidiaries has fully complied with, paid and otherwise satisfied all such obligations.

(o) Except as set forth on Schedule 8.18(n), there is no pending and, to the Knowledge of Borrower, no threatened, Dispute, interference proceeding or reexamination (in each case including any notification with respect to or offer to license Third Party intellectual property) to which Borrower or any of its Subsidiaries or, to the Knowledge of Borrower, to which any Contract Party under any Included License Agreement is a party (i) that would be the subject of a claim for indemnification by or against Borrower or any of its Subsidiaries under the related Included License Agreement or (ii) relating to a claim that the Exploitation of any Included Products does or will infringe on any patent or other intellectual property right of any other Person; and, to the Knowledge of Borrower, there is no basis for any such action, suit, proceeding, investigation or claim of the type described in clause (i) or (ii) above.

(p) Borrower and each of its Subsidiaries have taken all commercially reasonable measures and precautions necessary to protect and maintain (i) the confidentiality of all Intellectual Property (except such Intellectual Property that is not by its nature confidential or whose value would be unimpaired by public disclosure) and (ii) the value of all Intellectual Property and other assets related to the Included Products. To the Knowledge of Borrower, there have been no acts or omissions by the officers, directors, shareholders, employees, independent contractors or other agents of Borrower that would materially compromise Borrower’s rights in the Intellectual Property.

(q) Borrower has not applied for or received any financial assistance from any Governmental Authority that would entitle such Governmental Authority to use or have any right in or license to any Intellectual Property. Except as set forth on Schedule 8.18(q), no government funding and no facilities of a university, college, other educational institution or research center was used by Borrower in the development of any Intellectual Property. To the Knowledge of Borrower, no current employee of Borrower who was involved in, or who contributed to, the creation or development of any Intellectual Property performed services to the government or a university, college, or other educational institution or research center during the period of time during which such employee was also performing services to Borrower that would entitle the government or such university, college, or other educational institution or research center to have any right in or license to such Intellectual Property.

Section 8.19 Material Contracts.

(a) Schedule 8.19(a) is a list of all Material Contracts.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) The Contract Party under each such Material Contract has not been released, in whole or in part, from any of its material obligations under such Material Contract.

(c) Except as set forth on Schedule 8.19(c), neither Borrower nor any of its Subsidiaries has received any written notice or, to the Knowledge of Borrower, oral communication, (i) of any Contract Party’s intention or threat to terminate any Material Contract in whole or in part or (ii) requesting any amendment, alteration or modification of such Material Contract or any license, sublicense or assignment thereunder that (A) has not either been withdrawn in writing or reflected in such Material Contract, or (B) if implemented would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) Nothing has occurred and no condition exists that would materially and adversely impact the right of Borrower or any of its Subsidiaries to receive any payments payable or materials or products provided under any Material Contract. Neither Borrower nor any of its Subsidiaries nor, to the Knowledge of Borrower, any Contract Party has taken any action or omitted to take any action, that would materially and adversely impact the right of Lender to take a security interest in the Intellectual Property, the sale of the Included Products or the Included Product Payments, and no such action or omission has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Except as set forth on Schedule 8.19(e):

(i) All payments required to be made by or, to Borrower or any of its Subsidiaries under the terms of each Material Contract have been made;

(ii) There are no prepayments or buyouts with respect to future payments to be made to Borrower or any of its Subsidiaries under the terms of any Material Contract.

(iii) No payment required to be made under the terms of any Material Contract has been subject to any claim pursuant to any right of rescission, Setoff, counterclaim or to any defense.

(iv) No Material Contract has been satisfied in full, discharged, canceled, terminated, subordinated or rescinded, in whole or in part, and Borrower has no Knowledge of any condition under any such Material Contract which would be reasonably likely to result in the applicable Contract Party to taking any of the foregoing actions.

(v) Each Material Contract is the entire agreement between the parties thereto relating to the subject matter thereof.

(f) The operation of any of the terms of any Material Contract, or the exercise of any rights thereunder, will not render such Material Contract unenforceable, in whole or in part.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(g) To the Knowledge of Borrower, each Material Contract is the legal, valid and binding obligation of each of the applicable parties thereto, enforceable against such party in accordance with its terms. The execution, delivery and performance of each such Material Contract was and is within the respective corporate or limited liability company powers of Borrower or the applicable Subsidiary of Borrower and, to the Knowledge of Borrower, the Contract Party thereto. Each such Material Contract was duly authorized by all necessary action on the part of, and validly executed and delivered by, Borrower or the applicable Subsidiary of Borrower and, to the Knowledge of Borrower, the Contract Party thereto.

(h) Except as set forth on Schedule 8.19(h):

(i) Neither Borrower nor any of its Subsidiaries, nor, to the Knowledge of Borrower, any other party to a Material Contract, is in material breach or default under any Material Contract, and, to the Knowledge of Borrower, there is no event or condition which, upon notice or the passage of time or both, would, unless cured or waived, either individually or in the aggregate, give rise to any such material breach or default in the performance of or otherwise under or pursuant to any Material Contract.

(i) The representations and warranties made in each existing Material Contract by Borrower or the applicable Subsidiary of Borrower were as of the date made true and correct in all material respects.

(j) [Reserved.]

(k) Except as set forth on Schedule 8.19(k):

(i) No Contract Party has any right of Setoff against royalties or any other amounts payable to Borrower and any of its Subsidiaries under any existing Material Contract;

(ii) No Contract Party has a field of exclusivity;

(iii) No Contract Party is the beneficiary of a most favored nation provision;

(iv) Neither Borrower nor any of its Subsidiaries has agreed to indemnify any Contract Party for infringement of Intellectual Property;

(v) No Contract Party has any right to buy out or prepay any royalties in respect of any Material Contract; and

(vi) No consent to this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby is required under any Material Contract.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(l) There is not any Dispute, and, to the Knowledge of Borrower, no such Dispute has been threatened in writing, challenging the legality, validity or enforceability of or with respect to enforcement of any right or remedy of Borrower or any of its Subsidiaries in respect of any Material Contract, and, to the Knowledge of Borrower, no circumstances or grounds exist upon which any such claim could reasonably be asserted. There are no Disputes by any Third Party against Borrower or any of its Subsidiaries, neither Borrower nor any of its Subsidiaries has sent or received any written notice or claim of any such Dispute, and, to the Knowledge of Borrower, there exists no circumstances or grounds upon which any such claim could reasonably be asserted, in each case as pertaining to any Material Contract and in each case except as would not reasonably be expected to have a Material Adverse Effect. No Material Contract is subject to any outstanding injunction, judgment, order, decree, ruling charge, settlement or other disposition of Dispute, and Borrower and each of its Subsidiaries has fully complied with, paid and otherwise satisfied all obligations relating to any such injunction, judgment, order, decree, ruling charge, settlement or other disposition of Dispute (if any), in each case except as would not reasonably be expected to have a Material Adverse Effect.

Section 8.20 Included License Agreements.

Except as set forth on Schedule 8.18(d), with respect to each Included License Agreement:

(a) No breach or Dispute has occurred with respect to any payment or other material obligation under any Included License Agreement in a manner that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) There is no Included License Agreement or other Material Contract containing any non-compete or exclusivity provision that would limit the business of Borrower or any of its Subsidiaries in Exploiting the Included Products.

(c) [Reserved.]

(d) All Included License Agreements entered into by Borrower and its Subsidiaries have been negotiated on an arm’s-length basis with Third Parties or have resulted in fair and reasonable terms no less favorable to Borrower than would have been obtained in a comparable arm’s-length transaction with a non-Affiliate.

Section 8.21 [Reserved.]

Section 8.22 Insurance.

(a) The business interruption insurance policies of Borrower and Borrower’s Subsidiaries have coverage and limits that are adequate for Borrower with respect to business interruption and are consistent with the coverage and limits with respect to business interruption that are usual and customary for Borrower and within Borrower’s industry for Persons that are similar in size, scope of activity, and condition to Borrower.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) The product liability insurance policies of Borrower and Borrower’s Subsidiaries have coverage and limits that are adequate for Borrower with respect to product liability and are consistent with the coverage and limits with respect to product liability that are usual and customary for Borrower and within Borrower’s industry for Persons that are similar in size, scope of activity, and condition to Borrower.

(c) The insurance policies of Borrower and Borrower’s Subsidiaries that are not otherwise described in this Section 8.22 have coverage and limits that are adequate for Borrower and are consistent with the coverage and limits that are usual and customary for Borrower and within Borrower’s industry for Persons that are similar in size, scope of activity, and condition to Borrower.

(d) Each of the insurance policies described in this Section 8.22 is set forth on Schedule 8.22 and is in full force and effect, and such insurance policies include coverage and limits sufficient to comply with each Material Contract.

Section 8.23 Litigation.

(a) Except as set forth on Schedule 8.23(a), there are no, and there have not been, any Disputes pending or, to the Knowledge of Borrower, threatened against or by Borrower or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) There is no Dispute, interference proceeding or reexamination pending or, to the Knowledge of Borrower, threatened against any Person that relates to the Intellectual Property, the Material Contracts (including the Included License Agreements), the Included Products (including any Regulatory Approvals in connection with same) or the Included Product Payments, including any customer, product liability, intellectual property or regulatory noncompliance claim or any claim seeking the revocation or suspension of any Regulatory Approval, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 8.24 Regulatory.

(a) The Borrower Parties have made available to Lender all of the following documents that Borrower and its Subsidiaries have received or possess otherwise in any form:

(i) all material files relating to Regulatory Approvals, regulatory correspondence, written notes in respect of telephone communications, electronic communications and copies of all material submissions to any active regulatory files regarding preclinical, clinical and manufacturing activities and any material notices and forms received from Regulatory Agencies relating to compliance, development (including safety, efficacy and potency), marketing, promotion and manufacturing activities concerning the Included Products;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) all (A) adverse experience reports relating to the Included Products and any correspondence, reports or other documents relating thereto; (B) data, information and files included in any database relating to adverse experiences relating to the Included Products; (C) material medical documents relating to the Included Products, including all medical responses, and written contact inquiries; (D) material written complaints and physician and patient inquiries relating to the Included Products; and (E) all manuals, studies and reports and other reference materials used by Borrower and its Subsidiaries in responding to material written complaints and inquiries relating to the Included Products;

(iii) material correspondence of any kind (including electronic) or material reports from both internal corporate employees and non-governmental consultants relating to any of the regulatory and/or product liability exposures, marketing and reimbursement strategies, manufacturing (e.g., annual audit reports), and preclinical and clinical data issues concerning any of the Included Products, including any relating to timing of marketing authorization and labeling;

(iv) any material information or communication that would indicate that any Regulatory Agency (A) is not likely to approve, clear or otherwise authorize any application with respect to any of the Included Products; (B) is likely to revise or revoke any current Regulatory Approval granted by any such Regulatory Agency with respect to any of the Included Products; (C) is likely to pursue compliance actions against Borrower or any of its Subsidiaries or any Contract Party, or recall or withdraw any of the Included Products from the applicable market(s); or (D) is likely to pursue any compliance action with respect to manufacture of any Included Product or component thereof; and

(v) any and all material reports of inspection observations, establishment inspection reports, warning letters and any other documents received by Borrower or any of its Subsidiaries relating to the Included Products that indicate lack of compliance with any applicable Laws or regulatory requirements by Borrower or any of its Subsidiaries or any Contract Party under any Included License Agreement.

(b) There has been no written indication that any Regulatory Agency has any material concerns with any Included Products or may not approve, clear or otherwise authorize the marketing of any Included Products, or revoke, suspend, terminate or modify existing market authorizations for Included Products, and no Person has suffered any material or serious adverse events in any clinical trial or any other test of any Included Product.

(c) Borrower and each of its Subsidiaries possess all material Regulatory Approvals issued or required by the appropriate Governmental Authorities that are necessary to conduct their current business relating to the Included Products, including all such Regulatory Approvals required by any Regulatory Agency engaged in the regulation of medical devices, biohazardous substances, controlled substances or materials, and neither Borrower nor any of its Subsidiaries has received any material notice of proceedings relating to, and there are no facts or circumstances known to Borrower or any of its Subsidiaries that would reasonably be expected to lead to, the revocation, suspension, termination or modification of any such Regulatory Approval.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) Borrower and each of its Subsidiaries and, to the Knowledge of Borrower, each of the Contract Parties under any Included License Agreement, are in material compliance with, and have materially complied with, all applicable Laws governing its business. Neither Borrower nor any of its Subsidiaries has received any notice citing action or inaction by Borrower or any of its Subsidiaries that would constitute any material non-compliance with any applicable Laws and, to the Knowledge of Borrower, no prospective change in any applicable Law has been adopted that, when made effective, would have a material and adverse effect on the Included Product Payments.

(e) Included Products manufactured by or on behalf of Borrower or any of its Subsidiaries are not adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 351, 352, in any manner that gives rise to any material liability on the part of Borrower or any of its Subsidiaries and are manufactured in all material respects accordance with applicable specifications and all applicable Laws. None of Borrower or any of its Subsidiaries or their respective officers, employees or agents, has been convicted of any crime or debarred, suspended or proposed for debarment or suspension by any Governmental Authority or Regulatory Agency.

(f) Schedule 8.24(f) sets forth all material Regulatory Approvals for the Included Products (including the name in which such Regulatory Approval is registered) and a list of all countries where files for Regulatory Approvals for the Included Products have been submitted but have not been obtained. The Regulatory Approvals set forth on Schedule 8.24(f) (i) constitute all material and necessary Regulatory Approvals, and applications therefor which Borrower and its Subsidiaries have in connection with the Included Products; and (ii) to the Knowledge of Borrower, constitute all such Regulatory Approvals therefor necessary for the Exploitation of the Included Products as currently conducted and as currently proposed to be conducted in the future in the Initial Forecast by Borrower and its Subsidiaries. All of the Regulatory Approvals set forth on Schedule 8.24(f) are in full force and effect and, to the Knowledge of Borrower, all of the Regulatory Approvals have been duly and validly issued, in each case except as would not be reasonably expected to result in a Material Adverse Effect.

(g) The studies, tests and nonclinical and clinical trials conducted by or on behalf of Borrower and its Subsidiaries with respect to the Included Products were, and if still pending are being, conducted in all material respects in accordance with applicable Laws, experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards; any descriptions of the results of such studies, tests and trials provided to Lender are accurate in all material respects; and neither Borrower nor any of its Subsidiaries has received any notices or correspondence from any Governmental Authority, institutional review board or comparable authority requiring the termination, suspension, or material modification or clinical hold of any studies, tests or nonclinical or clinical trials conducted by or on behalf of Borrower or any of its Subsidiaries. No investigator conducting studies, tests and nonclinical and clinical trials conducted by or on behalf of Borrower and its Subsidiaries with respect to the Included Products have been disqualified by any Governmental Authority or Regulatory Agency.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(h) There has not been any adverse development relating to any Included Product, including with respect to any Regulatory Approval or Intellectual Property, which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 8.25 Security Documents.

(a) The Security Agreement, upon execution and delivery thereof by the parties thereto, will create, in favor of Lender, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof.

(i) When the Pledged Collateral (as defined in the Security Agreement) is delivered to Lender, the Lien created under the Security Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of Borrower and its Subsidiaries in such Pledged Collateral, in each case prior and superior in right to any other person (other than holders of Permitted Liens); and

(ii) When financing statements in appropriate form are filed in the offices specified in Schedule 8.25(a)(ii), the Lien created under the Security Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of Borrower and its Subsidiaries in such Collateral (other than Intellectual Property) in which a security interest may be perfected by the filing of a financing statement;

in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 10.03.

(b) Upon the filing of a recordation of the Security Agreement (or a short-form security agreement in form and substance reasonably satisfactory to Borrower and Lender) with the applicable Patent Office, and any required financing statements, the Lien created under the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of Borrower and its Subsidiaries in the Intellectual Property in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right and any other person (other than any holders of any Permitted Liens) (it being understood that subsequent recordings may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by Borrower and its Subsidiaries after the Tranche A Funding Date).

(c) As and when executed by the applicable Borrower Parties (if ever), the Mortgages will be effective to create in favor of Lender a legal, valid and enforceable Lien on all Borrower’s right, title and interest in and to the Mortgaged Property thereunder and the proceeds

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

thereof, and when the Mortgages are filed in the offices specified on Schedule 8.25(c), the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right title and interest of Borrower and its Subsidiaries in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to the Liens expressly permitted by Section 10.03.

Section 8.26 Location of Real Property and Leased Premises.

(a) Borrower and its Subsidiaries do not own in fee any real property.

(b) Schedule 8.26(b) lists all real property leased by Borrower and its Subsidiaries and the address thereof. Borrower and its Subsidiaries have valid leases in all the real property set forth on Schedule 8.26(b).

Section 8.27 Environmental Matters.

Neither Borrower nor any of its Subsidiaries (i) has failed to comply with any applicable Environmental Law in any material respect or to obtain, maintain or comply with any material permit, license or other approval required under any Environmental Law, (ii) to Borrower’s Knowledge, has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability, or (iv) knows of any basis for any Environmental Liability, except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 8.28 Subordination.

The claims and rights of Lender created by this Agreement and any other Loan Document are not and shall not be subordinated to any creditor of Borrower, any of its Subsidiaries or any other Person.

Section 8.29 Broker’s Fees.

Neither Borrower nor any of its Subsidiaries has taken any action that would entitle any Person to any commission or broker’s fee in connection with the transactions contemplated by this Agreement or the other Loan Documents, except as disclosed in writing to Lender prior to the Tranche A Funding Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE IX

AFFIRMATIVE COVENANTS

Section 9.01 Maintenance of Existence.

Borrower shall, and shall cause each Subsidiary that is a party to any Loan Document to:

(a) at all times preserve, renew and maintain in full force and effect:

(i) its legal existence and good standing under the Laws of the jurisdiction of its organization; and

(ii) its good standing and due qualification to transact business in each other jurisdiction in which such qualification is required by Law, whether by reason of the ownership or leasing of property or the conduct of business, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(b) not change its name or its chief executive office as set forth herein without having given Lender contemporaneous written notice thereof;

(c) do or cause to be done all things necessary in order to:

(i) obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, Patents, copyrights, Trademarks and trade names material to the conduct of its business as such business is now conducted and is proposed to be conducted in the Initial Forecast;

(ii) comply in all material respects with all applicable Law; and

(iii) maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition (ordinary wear and tear and casualty damage excepted), and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

Section 9.02 Use of Proceeds.

Borrower shall use the net proceeds of the Loans for general corporate purposes to fund operations (including, without limitation, as working capital and to fund Permitted Acquisitions).

Section 9.03 Financial Statements and information.

(a) Borrower shall furnish to Lender, on or before the [***] day after the close of each fiscal quarter of each fiscal year:

(i) the consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Borrower and its Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) comparative figures for the same periods in the immediately preceding fiscal year;

in each case certified by the Principal Financial Officer of Borrower as fairly presenting in all material respects the financial condition and results of operations of Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied as of the date thereof, subject to year-end audit adjustments and the absence of footnotes.

(b) Borrower shall furnish to Lender, for the fiscal year ending September 30, 2013, on or before the [***] day after the close of such fiscal year, for the fiscal year ending September 30, 2014, on or before the [***] day after the close of such fiscal year, and for each fiscal year thereafter, on or before the [***] day after the close of each such fiscal year:

(i) the consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Borrower and its Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year; and

(ii) comparative figures for the immediately preceding fiscal year;

in each case audited by Auditor and accompanied by an opinion of Auditor (which opinion shall be without a “going concern” or other qualification or exception and without any qualification or exception as to the scope of such audit, other than a qualification based solely on the occurrence of a Maturity Date within one (1) year after the date on which such opinion is delivered) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of Borrower and its consolidated Subsidiaries as of the date thereof on a consolidated basis in accordance with GAAP consistently applied.

(c) Borrower shall deliver to Lender, concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate duly executed by the Principal Financial Officer, dated as of the date of such delivery, substantially in the form attached as Exhibit N hereto, together with the attachments specified therein, and certifying as to the following items:

(i) All financial statements delivered to Lender as of the date of the certificate are complete and accurate in all material respects.

(ii) No event shall have occurred and be continuing that (A) constitutes a Default or an Event of Default or (B) constitutes or would reasonably be expected to constitute a Material Adverse Effect, in each case as of the date of the certificate; provided that, if such an event has occurred and is continuing, the certificate shall specify the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) If any representation or warranty made or deemed made by Borrower in any of the Loan Documents or in any certificate delivered to Lender pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect at or as of the date made or deemed made, the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto.

(d) Borrower shall, promptly after the end of each fiscal quarter of Borrower (but in no event later than [***] days following the end of such quarter), produce and deliver to Lender a Quarterly Report for such fiscal quarter, together with a certificate of a Senior Officer, certifying that, to the Knowledge of Borrower, such Quarterly Report is true, correct and accurate in all material respects.

(e) Borrower shall furnish to Lender, [***] Business Days following the date such materials are approved by Borrower’s board of directors a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget), and, promptly when available, any significant revisions of such materials.

(f) Borrower shall, promptly upon delivery or receipt thereof, forward or cause to be forwarded to Lender copies of all notices, reports, updates and other information regarding the Material Contracts sent to or received from the Contract Parties which would reasonably be expected to have a Material Adverse Effect.

(g) Borrower shall furnish or cause to be furnished to Lender from time to time such other information regarding (i) the financial position, assets or business of Borrower or any of its Subsidiaries, (ii) its compliance with any Loan Document to which it is a party, or (iii) the business of Borrower as presently conducted or as contemplated by the Initial Forecast, in each case as Lender may from time to time reasonably request.

(h) Lender and its agents or advisors (in each case, who have signed in a non-disclosure agreement in form and substance satisfactory to Borrower, but in all cases excluding any Excluded Persons) shall have the right, from time to time, at reasonable times during normal business hours on reasonable prior notice, to visit the offices and properties of Borrower and its Subsidiaries where books and records relating or pertaining to the Included Product Payments, Included License Agreements and the other Collateral are kept and maintained, to inspect and make copies of such books and records, to discuss, with officers of Borrower and its Subsidiaries, the business, operations, properties and financial condition of Borrower and its Subsidiaries, and to verify the accuracy of the Quarterly Reports and matters relating to the Revenue Participation; provided, however, that, unless an Event of Default has occurred and is continuing, Lender shall make no more than [***] such visits in any twelve (12) month period. In all cases, the Borrower Parties shall reimburse the reasonable documented out-of-pocket fees and expenses incurred by Lender and its agents and advisors in connection with such inspection; provided that, unless an Event of Default has occurred and is continuing, the Borrower Parties shall only be required to reimburse Lender and its agents and advisors for [***] such visits and/or inspections in any fiscal year.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i) Borrower shall deliver to Lender such information and data relating or pertaining to the Included Product Payments, Included License Agreements and the Collateral, including copies of internally generated projections, forecasts, sales reports, marketing plans, and other information related to the Included Products, as Lender shall reasonably request, promptly upon such request.

(j) Borrower shall, upon at least [***] Business Days’ prior notice from Lender, (i) cause such of the executive officers, vice presidents, senior directors, directors and any other persons, regardless of title, as shall be identified in such notice by Lender in Lender’s reasonable discretion, and, (ii) if reasonably requested by Lender in such notice, request Auditor (it being understood that any refusal by Auditor to participate shall not be a breach of this clause (j)), to meet, or, at Lender’s option, to participate in a conference call with, Lender for the purpose of discussing the business, operations, properties and financial and other condition of Borrower and its Subsidiaries; provided that Borrower shall not be required to convene more than [***] such meeting per fiscal quarter.

Section 9.04 Books and Records; Dispute Resolution.

(a) Borrower shall, and shall cause its Subsidiaries to, keep proper books, records and accounts in which Borrower shall, and shall cause its Subsidiaries to, make entries of all dealings and transactions in relation to its business, assets and activities and as shall permit the preparation of the consolidated financial statements of Borrower in accordance with GAAP, in each case in conformity with sound business practices and all requirements of Law applicable to it.

(b) Following delivery to Lender by Borrower of any Quarterly Report, financial statements or certificate of Borrower hereunder, to the extent that either Lender or Borrower has determined that there is a discrepancy as to the calculation of the Revenue Participation, then the applicable Party may notify the other Party in writing of such discrepancy, indicating in reasonable detail its reasons for such determination (a “Discrepancy Notice”).

(i) In the event that either Lender or Borrower delivers a Discrepancy Notice to the other party, Lender and Borrower shall meet within [***] Business Days (or such other time as mutually agreed by the Parties) after the applicable Party has received the Discrepancy Notice to resolve in good faith such discrepancy.

(ii) If the discrepancy has been resolved and, as a result thereof, (A) it is determined that a payment is owing by Borrower to Lender, then Borrower shall promptly pay such payment to Lender, or (B) it is determined that Borrower overpaid Lender, then Lender shall credit future Revenue Participation payments in the amount of such overpayment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) If, within [***] days after receipt of the Discrepancy Notice, Lender and Borrower cannot resolve any such discrepancies, then Lender and Borrower shall promptly instruct both the Auditor and Lender’s independent certified public accountants to select, within [***] Business Days thereafter, a third nationally recognized accounting firm (the “Independent Accountants”). After offering Borrower and its Representatives and Lender and its Representatives the opportunity to present their positions as to the disputed items, which opportunity shall not extend for more than [***] calendar days after the Independent Accountants have been selected, the Independent Accountants shall review the disputed matters and the materials submitted by Borrower and Lender and, as promptly as practicable, deliver to Borrower and Lender a statement in writing setting forth its determination of the proper treatment of the discrepancies as to which there was disagreement, and that determination shall be final and binding upon the parties hereto without any further right of appeal.

(iv) The Party who delivered the Discrepancy Notice that results in the selection of the Independent Accountants shall bear all the charges of the Independent Accountants unless, (A) in the case of Lender, the Independent Accountants determine that Borrower underpaid Lender by an amount equal to or greater than [***] of the amounts determined to be due to Lender for such period, in which case Borrower shall bear all of the charges of the Independent Accountants, and, (B) in the case of Borrower, the Independent Accountants determine that Borrower overpaid Lender by an amount equal to or greater than [***] of the amounts determined to be due to Lender for such period, in which case Lender shall bear all of the charges of the Independent Accountants; provided that Lender shall not be required to bear such charges if such overpayment was primarily the result of the negligence of Borrower or any breach by Borrower hereunder.

Section 9.05 Maintenance of Insurance and Properties.

(a) Borrower and its Subsidiaries shall:

(i) Maintain, and shall not take any steps to cancel, buy out or remove any of the Borrower Parties as an insured from, any and all business interruption insurance policies maintained by Borrower Party as of the date of this Agreement, except to the extent replaced with policies having coverage that is substantially the same or otherwise usual and customary for the Borrower Parties and within the Borrower Parties’ industry for Persons that are similar in size, scope of activity, and condition to the Borrower Parties.

(ii) Keep its insurable properties (including Included Products) adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, as is customary with companies in the same or similar businesses operating in the same or similar locations, but in any event including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or occurring in connection with any Included Product; and maintain such other insurance as may be required by Law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) Cause all such policies covering any Collateral to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement, in form and substance reasonably satisfactory to Lender; deliver copies of all such policies to Lender; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than [***] days’ prior written notice thereof by the insurer to Lender (giving Lender the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than [***] days’ prior written notice thereof by the insurer to Lender; deliver to Lender, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to Lender) together with evidence reasonably satisfactory to Lender of payment of the premium therefor.

(iv) Carry and maintain comprehensive general liability insurance and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, for a combined single limit consistent with past practices or as otherwise usual and customary for Borrower and within Borrower’s industry for Persons that are similar in size, scope of activity, and condition to Borrower, naming Lender as an additional insured, on forms satisfactory to Lender.

(v) Notify Lender promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 9.05 is taken out by Borrower or any of its Subsidiaries; and promptly deliver to Lender a duplicate copy of such policy or policies.

(vi) Maintain and preserve all of its properties that are necessary in the conduct of the business of Borrower in good working order and condition, ordinary wear and tear excepted.

(b) In the event of a failure by Borrower to provide and maintain insurance as herein provided, Lender may, at its option, and (except while an Event of Default has occurred and is continuing) upon notice to Borrower, provide such insurance and charge the amount thereof to Borrower (which amounts shall be payable upon demand by Lender).

Section 9.06 Governmental Authorizations.

Borrower shall, and shall cause its Subsidiaries to, obtain, make and keep in full force and effect all material authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against the Borrower Parties of this Agreement and the other Loan Documents to which is or they are a party. Borrower shall, and shall cause its Subsidiaries to, interact in the ordinary course with all applicable Regulatory Agencies regarding Exploitation.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 9.07 Compliance with Laws and Contracts.

(a) Borrower and each of its Subsidiaries shall comply in all material respects with all applicable Laws and perform in all material respects its obligations under all Material Contracts, the Loan Documents and Borrower Documents.

(b) Borrower and each of its Subsidiaries shall duly perform and observe all of their respective material obligations under each Included License Agreement in all material respects and maintain in full force and effect all rights and licenses material to the business of Borrower and any of its Subsidiaries granted to Borrower and any of its Subsidiaries thereunder. Upon the occurrence of a material breach of any Included License Agreement by any other party thereto, which is not cured as provided therein, Borrower, or the applicable Subsidiary, shall use its commercially reasonable best efforts to seek to enforce its rights and remedies thereunder.

(c) Borrower shall, and shall cause its Subsidiaries to, at all times comply in all material respects with applicable provisions of the margin requirements set forth in Section 7 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder or pursuant thereto.

Section 9.08 Notices to Lender.

(a) Borrower shall promptly give written notice to Lender of each Default or Event of Default and each other event or development that has or would reasonably be expected to have a Material Adverse Effect.

(b) Borrower shall promptly give written notice to Lender upon receiving notice, or otherwise becoming aware, of any material default or event of default under any Material Contract.

(c) Borrower shall, promptly after becoming aware thereof, give written notice to Lender of any Dispute, including any proceeding at any Patent Office, interference proceeding or reexamination to which Borrower or any of its Subsidiaries is made a party that would reasonably be expected to have a Material Adverse Effect.

(d) Borrower shall, promptly after becoming aware thereof, give written notice to Lender of any material Dispute, interference proceeding or reexamination with respect to any Material Contract or any of the transactions contemplated thereby or challenging the validity of any Intellectual Property material to Borrower’s business.

(e) Borrower shall promptly give written notice to Lender upon receiving, or otherwise becoming aware, of any written indication that any Regulatory Agency has any material concerns with any Included Products or may not approve, clear or otherwise authorize the marketing of any Included Products, or revoke, suspend, terminate or modify existing market authorizations for Included Products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) Borrower shall, promptly after becoming aware thereof, give written notice to Lender of any severe, life-threatening or disabling adverse event, or any death related to an adverse event, in each case with respect to any patient who has undergone at least one clinical treatment using an Included Product, which adverse event is at least probably related to any such treatment or treatments.

Section 9.09 Obligations and Payment of Taxes.

Borrower and each of its Subsidiaries shall pay amounts due and owing under its Material Indebtedness and other material obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all material lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon any material assets or properties; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as (i) Borrower or the applicable Subsidiary of Borrower shall contest the validity or amount thereof, in good faith by appropriate proceedings promptly pursued, (ii) Borrower or the applicable Subsidiary of Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (iii) such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

Section 9.10 [Reserved.]

Section 9.11 Additional Covenants of Borrower.

Without the prior written consent of Lender, neither Borrower nor any of its Subsidiaries shall amend, modify, restate, cancel, supplement, terminate or waive any provision of any Material Contract, or grant any consent thereunder, that would be material and adverse to Lender’s rights under the Loan Documents or Borrower’s ability to perform its Obligations.

Section 9.12 Further Assurances.

(a) Each Borrower Party shall promptly, at its sole cost and expense, execute and deliver (or cause to be executed and delivered) to Lender such further instruments and documents, and take (or cause to be taken) such further action, as Lender may, at any time and from time to time, reasonably request in order to carry out the intent and purpose of this Agreement and the other Loan Documents to which it is a party and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of Lender hereby and thereby. In the event that Borrower and/or any of its Subsidiaries shall enter into any future Contract under which any Intellectual Property material to the conduct of the business of Borrower as presently conducted or as contemplated by the Initial Forecast shall be licensed to Borrower and/or any of its Subsidiaries, such Contract shall be assignable and shall expressly permit the grant of a security interest in favor of Lender, unless Borrower shall first obtain Lender’s consent. Consent hereunder shall be provided or denied within [***] Business Days

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

after notice and provision of such information as may be reasonably requested by Lender from Borrower. In the event that any of the Collateral is, directly or indirectly, Transferred to a Subsidiary of Borrower that is not a Borrower Party (except for any Permitted Intercompany Transfer and as otherwise permitted under Sections 10.07(c) and 10.09(c)), Borrower shall cause such Subsidiary to execute a joinder to the Security Agreement confirming that the Collateral continues to be subject to the Lien granted to Lender thereunder and such other documentation that Lender shall reasonably request.

(b) With respect to any Person that is or becomes a Subsidiary of Borrower or any other Borrower Party after the Tranche A Funding Date, Borrower shall promptly (and in any event within [***] calendar days after such Person becomes a Subsidiary) (i) deliver to Lender the certificates, if any, representing [***], together with stock powers or other appropriate instruments of transfer executed and delivered in blank and not yet dated by a duly authorized officer of the holder(s) of such Capital Stock, and all intercompany notes owing from such Subsidiary to any Borrower Party, together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Borrower Party; and (ii) cause such new Domestic Subsidiary (A) to execute a joinder agreement causing such new Domestic Subsidiary to become a Subsidiary Guarantor and a joinder agreement to the applicable Security Document, substantially in the form annexed thereto, and (B) to take all actions necessary or advisable in the reasonable opinion of Lender to cause the Lien created by the applicable Security Document to be duly perfected to the extent required by such Security Document in accordance with all applicable Laws, and (C) to file financing statements or similar documents in such jurisdictions as may be reasonably requested by Lender.

(c) Borrower shall use its commercially reasonable efforts to deliver to Lender a Landlord Consent in the form attached as Exhibit O hereto or such other form reasonably satisfactory to Lender executed by the applicable Borrower Party (i) on the Tranche A Funding Date with respect to each facility leased by Borrower or any of its Subsidiaries as of the Tranche A Funding Date and (ii) as promptly as possible but in any event not later than [***] days after the effective date of each facility lease entered into by Borrower or any of its Subsidiaries after the Tranche A Funding Date.

(d) Borrower hereby agrees to use its commercially reasonable efforts, within the requirements of applicable Law, to ensure that the rights granted by each Stockholder (as defined in the Preferred Stock Voting Agreement) under the Preferred Stock Voting Agreement are effective and that Borrower enjoys the benefits of the Preferred Stock Voting Agreement. Notwithstanding anything to the contrary contained herein or in the Preferred Stock Voting Agreement, if the Company issues additional shares of Preferred Stock after the date of the Preferred Stock Voting Agreement, as a condition to the issuance of such shares, Borrower shall ensure that holders of Preferred Stock holding, together, a number of shares of Preferred Stock that is sufficient to prevent the approval of the Requisite Vote for redemption of the Preferred Stock are or become parties to the Preferred Stock Voting Agreement by executing and delivering a counterpart signature page thereto agreeing to be bound by and subject to the terms of the Preferred Stock Voting Agreement as a Stockholder (as such term is defined in the Preferred Stock Voting Agreement) thereunder, and each such person shall thereafter shall be deemed a Stockholder for all purposes under the Preferred Stock Voting Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 9.13 Information Regarding Collateral.

Borrower shall:

(a) Furnish to Lender prompt written notice of any change (i) in any Borrower Party’s corporate name, (ii) in the jurisdiction of organization or formation of any Borrower Party, (iii) in any Borrower Party’s identity or corporate structure, or (iv) in any Borrower Party’s Taxpayer Identification Number. Borrower agrees to cooperate with Lender in making all filings under the Uniform Commercial Code or otherwise that are required in order for Lender to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Borrower agrees promptly to notify Lender if any material portion of the Collateral is damaged or destroyed.

(b) Each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 9.03, deliver to Lender a certificate of a Senior Officer setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Tranche A Funding Date or the date of the most recent certificate delivered pursuant to this Section 9.13.

ARTICLE X

NEGATIVE COVENANTS

Section 10.01 Activities of Borrower.

Borrower shall not, and shall cause its Subsidiaries not to, without the prior written consent of Lender, amend, modify, waive or terminate any provision of, or agree to the amendment, modification, waiver or termination of any provision of, any Loan Document, Borrower Document or Material Contract, if the effect of such amendment, modification, waiver or termination (i) is material and adverse to Lender’s rights or Borrower’s ability to perform its obligations under this Agreement, (ii) is material and adverse to any material portion of the Collateral, or (iii) would materially and adversely affect the Revenue Participation.

Section 10.02 Merger; Acquisitions; New Business Lines.

(a) Subject to Section 10.02(b), Borrower shall not, and shall cause its Subsidiaries not to, without the prior written consent of Lender:

(i) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) Transfer all or substantially all of the assets (whether now owned or hereafter acquired) or any of the Capital Stock of Borrower or any of its Subsidiaries;

(iii) purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the Capital Stock or assets of any other Person; or

(iv) (A) change the business operations of Borrower or any of its Subsidiaries such that the Exploitation of the products or services of Borrower or any of its Subsidiaries is conducted in a materially different manner than as conducted on the date of this Agreement or is proposed to be conducted in the Initial Forecast, or (B) otherwise change in any material respect the principal business of Borrower or any of its Subsidiaries, enter into new lines of business, or exit any current line of business, in each case as the business of Borrower and its Subsidiaries is conducted on the date of this Agreement or is proposed to be conducted in the Initial Forecast or is otherwise incidental, ancillary and reasonably related thereto or a natural extension thereof;

in each case if the effect of such transaction, transactions, change or changes, individually or together with any other such transaction, transactions, change or changes, (x) is material and adverse to Lender’s rights or Borrower’s ability to perform its obligations under this Agreement, (y) is material and adverse to any material portion of the Collateral, or (z) could materially and adversely affect the Revenue Participation.

(b) Notwithstanding anything in Section 10.02(a) to the contrary, without prior written consent of Lender:

(i) any Wholly Owned Subsidiary may merge into Borrower in a transaction in which Borrower is the Surviving Person;

(ii) any Wholly Owned Subsidiary may merge into or consolidate with any other Wholly Owned Subsidiary in a transaction in which the Surviving Person is a Wholly Owned Subsidiary and no person other than Borrower or a Wholly Owned Subsidiary receives any consideration (provided that if any party to any such transaction is a Borrower Party, the surviving entity of such transaction shall continue to be a Borrower Party); and

(iii) Borrower and its Subsidiaries may make Permitted Acquisitions;

provided that, in the case of a transaction pursuant to any of the foregoing clauses (i) to (iii), at the time thereof and immediately after giving effect thereto, no Event of Default or Default shall have occurred and be continuing.

Section 10.03 Liens.

Borrower shall not, and shall cause its Subsidiaries not to, create or suffer to exist any Lien on or with respect to the Collateral other than the following (collectively, “Permitted Liens”):

(a) Liens created pursuant to any Loan Document;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Liens existing on the date of this Agreement as set forth in Schedule 10.03(b), to the extent and in the manner such Liens are in effect on the date hereof;

(c) any Lien existing on any property or asset prior to the acquisition thereof by Borrower or any of its Subsidiaries or existing on any property or assets of any Person that becomes a Subsidiary of Borrower after the date hereof prior to the time such Person becomes a Subsidiary of Borrower, as the case may be, in each case pursuant to a Permitted Acquisition or a transaction described in Section 10.02(b); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Subsidiary of Borrower, (ii) such Lien does not apply to any other property or assets of Borrower or any of its Subsidiaries, and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary of Borrower, as the case may be; and provided, further, that Borrower shall remain in compliance with Section 10.05 in all material respects;

(d) [Reserved]

(e) Liens created after the Tranche A Funding Date in connection with Indebtedness permitted under Section 10.05(e), but only to the extent that such Liens encumber property financed by such purchase money or capital lease obligations;

(f) Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness permitted under Section 10.05(e); provided that such Indebtedness is not increased and is not secured by any additional assets;

(g) Liens in favor of a banking or other financial institution arising as a matter of Law or under customary Contractual provisions encumbering deposits or other funds maintained with such banking or other financial institution (including the right of Setoff and grants of security interests in deposits and/or securities held by such banking or other financial institution) and that are within the general parameters customary in the banking industry;

(h) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

(i) Liens securing Taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers, landlords, warehousemen and similar Persons, Liens in the ordinary course of business in connection with workmen’s compensation, unemployment insurance and other similar Laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings; provided that in each case the claims secured are thereby are due and owing but remain unpaid, the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(j) Leases, subleases, non-exclusive licenses or sublicenses granted to Third Parties in the ordinary course of business; provided that such licenses or sublicenses are not material to and do not interfere in any material respect with the business of Borrower or its Subsidiaries or with any Borrower Party’s ability to comply with the Loan Documents and do not affect such license’s or sublicense’s transferability;

(k) Any right, title or interest of a licensor under a non-exclusive license granted to Borrower and its Subsidiaries;

(l) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods; provided that such secured claims are paid when due;

(m) Liens consisting of cash escrow or earnest money deposits and surety or performance bonds (including Liens securing reimbursement or similar obligations related to the foregoing), in each case incurred in the ordinary course of business and securing amounts permitted under Section 10.05(h) and in an amount not to exceed the price to be paid to Borrower under the Contract requiring such escrow, deposit, or bond, and not required as a result of any breach of any Contract or default in payment of any obligations, in connection with Contracts entered into by the applicable Borrower Party or a Subsidiary of such Borrower Party in the ordinary course of Borrower’s business;

(n) Purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business and otherwise permitted hereunder;

(o) Liens securing Indebtedness permitted under Section 10.05(j) in an aggregate amount not to exceed the annual amount of the insurance premiums financed thereby; provided that the installment payments for any such financed insurance premiums are paid when due (taking into account any applicable grace periods); and

(p) Liens consisting of security deposits, in each case incurred in the ordinary course of business, in connection with leases, subleases, sublicenses, use and occupancy agreements, utility services, and similar transactions entered into by the applicable Borrower Party or a Subsidiary of such Borrower Party in the ordinary course of Borrower’s business, copies of which Contracts shall be provided to Lender, in each case (i) in an amount not to exceed twelve (12) months’ payments pursuant to any such Contract and (ii) not required as a result of any breach of any Contract or default in payment of any obligations.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 10.04 Investment Company Act.

Borrower shall not, and shall cause its Subsidiaries not to, be or become an investment company subject to registration under, or otherwise subject to regulation under, the Investment Company Act of 1940.

Section 10.05 Limitation on Additional Indebtedness.

Borrower shall not, and shall cause its Subsidiaries not to, directly or indirectly, incur or suffer to exist any Indebtedness; provided that Borrower and its Subsidiaries may incur (collectively, “Permitted Indebtedness”):

(a) Indebtedness under this Agreement;

(b) Indebtedness existing on the date of this Agreement as set forth in Schedule 8.09;

(c) intercompany Indebtedness of Borrower to any of its Subsidiaries, or of any of Borrower’s Subsidiaries to Borrower; provided that the loans or other transactions originating or constituting such Indebtedness are (i) between or among Borrower Parties, (ii) arising in connection with a Permitted Intercompany Transfer, or (iii) owing by Mevion KK to Borrower in connection with an investment made pursuant to Section 10.09(c)(ii) and in an aggregate amount that does not exceed $[***] in any fiscal year;

(d) Indebtedness with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, in an aggregate amount not to exceed $10,000 at any time outstanding and not required as a result of any default in payment of any obligations;

(e) Indebtedness of Borrower or any of its Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within [***] days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 10.05(e) shall not exceed [***];

(f) Guarantees, in connection with Contracts with material suppliers, customers, and licensees of Borrower and its Subsidiaries entered into by the applicable Borrower Party or a Subsidiary of such Borrower Party in the ordinary course of Borrower’s business, of the obligations of such material suppliers, customers, and licensees of Borrower and its Subsidiaries, in each case (i) incurred in the ordinary course of business, (ii) in an aggregate amount not to exceed the price to be paid or received by Borrower, as applicable, (iii) not required as a result of any breach of any Contract or default in payment of any obligations, and (iv) if, in any instance or in respect to any counterparty, in excess of $[***], subject to the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(g) Indebtedness in connection with deposit accounts at banking or other financial institutions for fees and other amounts incurred in the ordinary course of business and customary in the banking industry;

(h) Indebtedness incurred by Borrower or any of its Subsidiaries arising from Contracts providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Borrower or any such Subsidiary pursuant to such Contracts, in each case solely in connection with any Permitted Acquisition or any Transfer otherwise permitted under Sections 10.02 or 10.07;

(i) Guarantees by Borrower of Indebtedness of a Subsidiary Guarantor or guaranties by a Subsidiary of Borrower of Indebtedness of Borrower or a Subsidiary Guarantor, in each case with respect to Indebtedness otherwise permitted under this Section 10.05;

(j) Indebtedness incurred in connection with financing insurance premiums payable in the ordinary course of business pursuant to insurance policies;

(k) other unsecured Indebtedness of Borrower or its Subsidiaries for use as working capital and general corporate purposes, in an aggregate principal amount not exceeding $[***] at any time outstanding; provided that such Indebtedness is junior to Indebtedness under this Agreement and on terms that are consistent herewith and are otherwise reasonably satisfactory to Lender;

(l) Indebtedness arising out of the refinancing, extension, renewal or refunding, of any Indebtedness permitted by any of the provisions of Section 10.05(b), (e), or (k); provided that such Indebtedness is not increased and is not secured (except to the extent permitted by Section 10.03); and provided, further, that to the extent permitted by Section 10.03, any such Lien does not extend to any additional assets as compared to the Liens securing the Indebtedness being refinanced, extended, renewed or refunded; and

(m) general unsecured Indebtedness in an aggregate principal amount at any time outstanding not to exceed [***].

Section 10.06 Limitation on Transactions with Affiliates.

Borrower shall not, and shall cause its Subsidiaries not to, directly or indirectly, enter into any transaction or series of related transactions or participate in any arrangement (including any Transfer or purchase or the rendering of any service) with, or for the benefit of, any Affiliate that is not a Borrower Party (and, in the case of a Borrower Party that is a Subsidiary, that is not a Subsidiary Guarantor who has complied with the terms hereof, including the execution and delivery of the applicable Security Documents), other than (a) the Loan Documents, (b) Permitted Intercompany Transfers, and (c) (i) in the ordinary course of business of Borrower and (ii) upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm’s-length transaction with a non-Affiliate.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 10.07 Asset Sales.

Borrower shall not, and shall not permit any of its Subsidiaries to, Transfer any asset (including any Capital Stock owned by Borrower or any of its Subsidiaries), including any Transfer, license or cross-license of Intellectual Property to, from or with an Affiliate of Borrower or any other Person, nor shall Borrower permit any of its Subsidiaries to issue any additional Capital Stock in such Subsidiary (other than to Borrower or another Subsidiary of Borrower in compliance with Section 10.09), except:

(a) sales of (i) inventory, used, worn-out, obsolete or surplus equipment or property and (ii) Permitted Investments, in each case in the ordinary course of business;

(b) Transfers among Borrower Parties; provided that in the case of a Transfer where the transferee Borrower Party is a Subsidiary, such Subsidiary is a Subsidiary Guarantor who has complied with the terms of this Agreement, including the execution and delivery of the applicable Security Documents;

(c) (i) Permitted Intercompany Transfers and (ii) other Transfers from Borrower Parties to Subsidiaries that are not Subsidiary Guarantors, in the ordinary course of business and in an aggregate amount not to exceed $[***] in any fiscal year;

(d) sales of assets, the proceeds of which are in an aggregate amount less than $[***]; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the Principal Financial Officer);

(e) Non-exclusive licenses of patents, trademarks and other intellectual property rights granted by Borrower or its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Borrower or such Subsidiary; and

(f) Transfers of accounts receivable in connection with the compromise, settlement or collection thereof (and not as part of any financing transaction), effected in the ordinary course of business and in an aggregate principal amount (prior to any compromise, settlement or other adjustment) not to exceed $[***] in any fiscal year.

Section 10.08 Restricted Payments; Restrictive Agreements.

Borrower shall not, and shall not permit any of its Subsidiaries to:

(a) Directly or indirectly do any of the following:

(i) Declare or pay any dividend or any other distribution on Capital Stock of Borrower or any of its Subsidiaries or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Borrower or any of its Subsidiaries,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

including any payment in connection with any merger or consolidation involving Borrower or any of its Subsidiaries; provided that any Subsidiary may pay to Borrower (x) any dividend or make any distribution and (y) any payment required in connection with any Permitted Intercompany Transfer, any Indebtedness permitted under Section 10.05(c), or otherwise in a transaction permitted under Section 10.06 .

(ii) Redeem any Capital Stock of Borrower or any of its Subsidiaries, including any payment in connection with any merger or consolidation involving Borrower or any of its Subsidiaries but excluding any such Capital Stock held by Borrower or any of its Subsidiaries; provided that Borrower or its Subsidiaries may redeem or repurchase shares of Borrower’s Capital Stock from current or former directors, officers and employees (or their permitted transferees) pursuant to Contracts entered into in connection with the employment or engagement of any such director, officer or employee that give Borrower the right to repurchase such shares upon the termination of services at the lower of the original purchase price or the then-current fair market value thereof; provided that the aggregate amount of such repurchases does not exceed $[***]; or

(iii) Make any capital contributions or payments, whether by way of contribution, loan, advance or otherwise, after the date hereof from Borrower or any of its Subsidiaries to any Person, except for Permitted Investments;

(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Borrower or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations or (ii) the ability of any of its Subsidiaries to pay dividends or other distributions with respect to any of its Capital Stock or to make or repay loans or advances to Borrower or any other Subsidiary of Borrower or to Guarantee any Indebtedness of Borrower or any other Subsidiary of Borrower; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by Law or by any Loan Document, (B) the foregoing covenant shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary of Borrower pending such sale (provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is otherwise permitted by this Agreement), (C) clause (i) of the foregoing covenant shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (D) clause (i) of the foregoing shall not apply to customary provisions in leases and other Contracts restricting the assignment thereof.

(c) Without the prior written consent of Lender, amend, modify, waive or terminate any provision of, or agree or consent to the amendment, modification, waiver or termination of any provision of, the Preferred Stock Voting Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 10.09 Investments, Loans and Advances.

Neither Borrower nor any of its Subsidiaries shall purchase, hold or acquire any Capital Stock, evidence of Indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, except:

(a) (i) investments by Borrower and its Subsidiaries existing on the date hereof in the Capital Stock of Borrower and its Subsidiaries and (ii) additional investments by Borrower and its Subsidiaries in the Capital Stock of Borrower and its Subsidiaries; provided that any such Capital Stock held by a Borrower Party shall be pledged to the extent required by and pursuant to the Security Agreement;

(b) any of the following (each, a “Permitted Investment”):

(i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

(ii) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor’s Rating Service or from Moody’s;

(iii) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the Laws of the United States that has a combined capital and surplus and undivided profits of not less than $[***];

(iv) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

(v) Investments in cash;

(vi) Investments not to exceed $[***] in the aggregate in any fiscal year consisting of travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business; provided that the amount permitted under this clause (vi) that is allocated to travel advances shall not exceed $[***] in any fiscal year;

(vii) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(viii) Investments not to exceed in the aggregate at any time outstanding [***]; provided that this clause (viii) shall not apply to investments of Borrower in any Subsidiary;

(c) (i) intercompany accounts payable and loans arising in connection with Permitted Intercompany Transfers; provided that such intercompany accounts payable and loans shall not exceed the purchase price charged by Borrower to Mevion KK for the relevant Included Products and shall be satisfied, paid and repaid by Mevion KK promptly upon the applicable distributor’s or end-user’s performance of its payment obligations under the applicable Contract; and (ii) loans or advances made by Borrower to any of its Subsidiaries or by any other Borrower Party to Borrower or any of its Subsidiaries; provided that such loans and advances are (x) made to a Borrower Party or (y) do not exceed an aggregate amount of $[***] in any fiscal year;

(d) Borrower or any of its Subsidiaries may acquire all or substantially all the assets of a Person or line of business of such Person, or not less than 100% of the Capital Stock of a Person (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Capital Stock by, or proxy contest initiated by, Borrower or any of its Subsidiaries; (ii) the Acquired Entity shall be in a similar line of business as that of Borrower and its Subsidiaries as conducted during the current and most recent calendar year; and (iii) at the time of such transaction (A) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (B) the total consideration paid in connection with such acquisition and any other acquisitions pursuant to this Section 10.09(d) (including any Indebtedness of the Acquired Entity that is assumed by Borrower or any of its Subsidiaries following such acquisition and any payments following such acquisition pursuant to earnout provisions or similar obligations) shall not in the aggregate exceed $[***], (C) Borrower shall have delivered a certificate of the Principal Financial Officer certifying as to the substance of the foregoing clauses (A) and (B) and containing reasonably detailed calculations in support thereof, in form and substance reasonably satisfactory to Lender, and (D) Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 9.12 and the Security Documents; and

(e) in addition to investments permitted by paragraphs (a) through (d) above, additional investments, loans and advances by Borrower and its Subsidiaries; provided that the aggregate amount invested, loaned or advanced pursuant to this paragraph (e) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $[***] in the aggregate.

Section 10.10 Sale and Lease-Back Transactions.

Borrower shall not, and shall cause its Subsidiaries not to, enter into any arrangement, directly or indirectly, with any person whereby it is to Transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being Transferred.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 10.11 [Reserved.]

Section 10.12 Other Indebtedness and Agreements; Preferred Stock.

Borrower shall not, and shall cause its Subsidiaries not to:

(a) Permit any waiver, supplement, modification, amendment, termination or release of any material Contract or indenture pursuant to which any Material Indebtedness of Borrower or any of its Subsidiaries is outstanding, if the effect of such waiver, supplement, modification, amendment, termination or release would materially increase or accelerate the maturity of the obligations of the applicable obligor or confer additional rights on the holder of such Indebtedness in a manner that is material and adverse to Borrower any Subsidiary of Borrower, or Lender;

(b) Permit any waiver, supplement, modification or amendment of (x) the Borrower Documents or equivalent organizational documents or (y) the Material Contracts, in each case to the extent that any such waiver, supplement, modification or amendment would be adverse to Lender in any material respect; provided that any amendment to change the price by [***] is not material and adverse to Lender;

(c) Make any dividend or distribution, whether in cash, property, securities, or a combination thereof, in respect of, or pay, or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes:

(i) any Indebtedness other than Indebtedness permitted under Section 10.05 (other than under Section 10.05(k) or under Section 10.05(l) (to the extent such Indebtedness is a refinancing, extension or renewal of Indebtedness under Section 10.05(k))) (in each case solely in accordance with the terms thereof and subject to the applicable limitations on such Indebtedness), except for regular scheduled payments of interest pursuant to Permitted Indebtedness as and when due (to the extent not prohibited by any applicable subordination provisions); or

(ii) any Preferred Stock; or

(d) Pay in cash any amount in respect of any Indebtedness or Capital Stock that may at the applicable obligor’s option be paid in kind or in other securities.

Section 10.13 Replacement of Accounting Firm.

Borrower shall not, and shall cause its Subsidiaries not to, replace Auditor as accounting firm for Borrower or any of its Subsidiaries, without prior written consent of Lender (which consent shall not be unreasonably withheld or delayed).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE XI

EVENTS OF DEFAULT

Section 11.01 Events of Default.

If one or more of the following events of default (each, an “Event of Default”) occurs and is continuing, Lender shall be entitled to the remedies set forth in Section 11.02:

(a) Borrower fails to pay any principal of the Loans within [***] Business Days after the same becomes due and payable, whether at the Scheduled Maturity Date or otherwise;

(b) Borrower fails to pay any interest on the Loans or make payment of any other amounts (including payments of Fixed Interest, Revenue Participation and fees pursuant to Section 2.03) payable under this Agreement within [***] Business Days after the same becomes due and payable;

(c) Any representation or warranty of Borrower or any of its Subsidiaries in any Loan Document to which it is party or in any certificate, financial statement or other document delivered by Borrower or such Subsidiary in connection with this Agreement proves not to have been true and correct in any material respect either at the time it was made or on either Funding Date (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects);

(d) Borrower or any of its Subsidiaries fails to perform or observe any covenant or agreement contained in Sections 9.02 and 9.03 and in Article X of this Agreement;

(e) Borrower or any of its Subsidiaries party to any of the Loan Documents fails to perform or observe any other covenant or agreement contained in this Agreement, the Notes, the Security Documents or the other Loan Documents (other than those referred to in the preceding clauses of this Section 11.01) if such failure is not remedied on or before the [***] day after notice thereof from Lender;

(f) Borrower or any of its Subsidiaries fails to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Material Indebtedness, and such failure is not cured or waived within any applicable grace period;

(g) Any event or condition occurs that results in any Material Indebtedness being accelerated or otherwise becoming due prior to its scheduled maturity or that enables or permits the holder of any Material Indebtedness or any trustee or agent on its or their behalf to accelerate any Material Indebtedness or otherwise cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(h) Any uninsured judgment, decree or order in excess of $1,000,000 shall be rendered against Borrower and any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced upon such judgment, decree or order or (ii) such judgment, decree or order shall not have been vacated or discharged within thirty (30) days from entry;

(i) (i) Borrower or any of its Subsidiaries (A) is dissolved or commences proceedings for dissolution, (B) is unable or admits inability in writing to pay its debts generally as they become due, (C) commences a voluntary case in bankruptcy or any other action or proceeding for any other relief under any Law affecting creditors’ rights that is similar to a bankruptcy Law, (D) (x) consents by answer or otherwise to the commencement against it of an involuntary case in bankruptcy or any other such action or proceeding, or (y) a court enters an order for relief or a decree in an involuntary case in bankruptcy or any other such action or proceeding in respect of any such Person or any of the assets of any such Person if, with respect to this clause (y), such order or decree is not dismissed or withdrawn on or before the sixtieth (60th) day after the entry thereof or if any such dismissal or withdrawal ceases to remain in effect, (E) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official or for a substantial part of its assets, (F) makes a general assignment for the benefit of creditors, or (G) takes any action for the purpose of effecting any of the foregoing;

(j) Any of the Loan Documents shall cease to be in full force and effect or its validity or enforceability is disaffirmed or challenged in writing by any Borrower Party or any of its Affiliates, or the Security Documents shall cease to give Lender any of the rights purported to be created thereby (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided in such Loan Document));

(k) Any Guarantee purported to be created under any Loan Document shall cease to be, or shall be asserted by any Borrower Party not to be, in full force and effect;

(l) Borrower and/or any of its Subsidiaries fails to perform or observe any covenant or agreement contained in any Material Contract (other than any Material Contract for the sale of any Included Product or any consulting or servicing Contract with any customer that is related thereto), and such failure gives rise to any right of termination or cancellation of any material right, or acceleration of any material obligation, of Borrower or any of its Subsidiaries, or excuses the applicable Contract Party from performance of any material obligation thereunder; provided that this Section 11.01 (l) shall not apply (i) to any such failure or excuse from performance that is existing on the date of this Agreement and is set forth on Schedule 8.19(e), (ii) if such failure is the subject of a bona fide Dispute and for so long as such failure is being contested in good faith by Borrower or its Subsidiaries, as applicable, through appropriate proceedings, or (iii) if the amount at issue is less than $[***] for all such failures in the aggregate.

(m) (i) Any security interest purported to be created by any Loan Document shall cease to be in full force and effect, or shall cease to give Lender the rights, powers and privileges purported to be created and granted under such Loan Document in favor of Lender

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

pursuant to such Loan Document (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided in such Loan Document)), or shall be asserted by Borrower and/or any of its Subsidiaries not to be a valid, perfected, first priority (except as otherwise expressly provided in such Loan Document) security interest in the Collateral covered thereby, or (ii) Borrower or any of its Subsidiaries shall take any action that would reasonably be expected to impair Lender’s security interest purported to be created by any such Loan Document;

(n) (i) Borrower or any of its Subsidiaries Transfers any Intellectual Property other than (A) as permitted in Section 10.07, (B) Permitted Liens, or (C) a Transfer that would not reasonably be expected to have an adverse impact on the Included Products or the generation of Included Product Payments, or (ii) Borrower or any of its Subsidiaries shall take any action that would reasonably be expected to impair Lender’s security interest in the Intellectual Property;

(o) A Product Removal Event occurs;

(p) Any approval or authorization from any Governmental Authority that is then held by Borrower is suspended, cancelled, revoked or withdrawn, which suspension, cancellation, revocation or withdrawal would reasonably be expected to have a Material Adverse Effect, unless such suspension, cancellation, revocation or withdrawal shall have been remedied on or before the [***] day after it first occurs; or

(q) Any entry by a federal court or other Governmental Authority of a final decision from which no appeal (other than a petition to the Supreme Court for a writ of certiorari) has been or can be taken finding:

(i) that any Patent, or claims thereof, that is owned by or exclusively licensed to Borrower or its Subsidiaries is invalid, to the extent such decision would reasonably be expected to have a Material Adverse Effect; or

(ii) that any Included Product, or material portion thereof, infringes, directly or indirectly, any intellectual property right of a Third Party under which Borrower or any of its Subsidiaries did not have a valid, enforceable and subsisting license, and Borrower fails to (A) procure the right of Borrower and its Subsidiaries to continue to Exploit such Included Product, or portion thereof, or (B) modify the affected Included Product, or portion thereof, to become non-infringing, in each case to the extent such decision or failure would reasonably be expected to have a Material Adverse Effect.

(r) An event or condition occurs that results in the loss of:

(i) any Included License Agreement that (A) is material to the Exploitation of the Included Product, (B) forms the basis of non-infringement with respect to any intellectual property right of a Third Party, and (C) is necessary for Borrower to conduct its business as presently conducted or proposed to be conducted in the Initial Forecast; or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) any Intellectual Property right held by Borrower or any of its Subsidiaries that (A) is material to the Exploitation of the Included Product and (B) is necessary for Borrower to conduct its business as presently conducted or proposed to be conducted in the Initial Forecast.

Section 11.02 Default Remedies.

(a) If any Event of Default shall occur and be continuing, Lender may, by notice to Borrower, on behalf of itself and each of its Subsidiaries:

(i) exercise all rights and remedies available to Lender hereunder and under the Security Documents, including enforcement of the security interests created thereby;

(ii) declare the Tranche A Loan or the Tranche B Loan, or both Loans, any or all interest thereon, and any or all other amounts payable hereunder and under the applicable Note(s) by Borrower, and any or all other outstanding Obligations, to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or further notice of any kind, which are expressly waived by Borrower; and

(iii) declare the obligations of Lender hereunder to be terminated, whereupon such obligations shall terminate;

provided, however, that, in any case, if any event of any kind referred to in Section 11.01 (i) occurs, the Commitments and any and all other obligations of Lender hereunder shall immediately terminate without further action by Lender, all amounts payable hereunder by Borrower and all other Obligations shall be automatically accelerated and shall become immediately due and payable, and Lender shall immediately be entitled to exercise Lender’s rights and remedies under the Security Documents without diligence, presentment, demand of payment, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

(b) Each notice delivered pursuant to this Section 11.02 shall be effective when sent.

Section 11.03 Right of Setoff.

If any amount payable hereunder is not paid as and when due, Borrower, on behalf of itself and each of its Subsidiaries, irrevocably authorizes Lender and each Affiliate of Lender (i) to proceed, to the fullest extent permitted by applicable Law, without prior notice, by right of Setoff, bankers’ lien, counterclaim or otherwise, against any assets of any Borrower Party in any currency that may at any time be in the possession of Lender or such Affiliate, to the full extent of all amounts payable to Lender hereunder or (ii) to charge to Borrower’s account with Lender the full extent of all amounts payable by any Borrower Party to Lender hereunder; provided, however, that Lender shall notify Borrower, on behalf of itself and each of its Subsidiaries, of the exercise of such right promptly following such exercise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 11.04 Rights Not Exclusive.

The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Law.

ARTICLE XII

INDEMNIFICATION

Section 12.01 Other Losses.

Borrower agrees to defend (subject to Indemnitees’ selection of outside counsel), indemnify, pay and hold harmless, each of the Indemnitees from and against any and all Indemnified Liabilities; provided that Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities are finally determined by a court of competent jurisdiction to arise from the gross negligence or intentional misconduct of any Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 12.01 may be unenforceable in whole or in part because they violate any Law or public policy, Borrower shall be obligated to, and shall, contribute the maximum portion that it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. This Section 12.01 shall apply with respect to Taxes only to the extent that such Taxes represent liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever, whether direct, indirect or consequential and whether based on any Law, on equitable cause, on contract or otherwise, arising from any claim that is not based in Tax Law.

Section 12.02 Assumption of Defense; Settlements.

(a) If Lender is entitled to indemnification under this Article XII with respect to any action or proceeding brought by a Third Party that is also brought against Borrower, Borrower shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to Lender. Upon assumption by Borrower of the defense of any such action or proceeding, Lender shall have the right to participate in such action or proceeding and to retain its own counsel but Borrower shall not be liable for any legal expenses of such counsel subsequently incurred by Lender in connection with the defense thereof unless (i) Borrower has otherwise agreed to pay such fees and expenses, (ii) Borrower shall have failed to employ counsel reasonably satisfactory to Lender in a timely manner or (iii) Lender shall have been advised by counsel that there are actual or potential conflicting interests between Borrower and Lender, including situations in which there are one or more legal defenses available to Lender that are different from or additional to those available to Borrower; provided, however, that Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for Lender, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Borrower shall not consent to the terms of any compromise or settlement of any action defended by Borrower in accordance with the foregoing without the prior written consent of Lender unless such compromise or settlement (i) includes an unconditional release of Lender from all liability arising out of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of Lender. Borrower shall not be required to indemnify Lender for any amount paid or payable by Lender in the settlement of any action, proceeding or investigation without the written consent of Borrower (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) To the extent the relevant Indemnitees determine, in their good faith judgment, that there is not a conflict of interest for a matter for which there are multiple Indemnitees, such Indemnitees shall be represented by a single set of counsel (which may include a lead counsel and one or more special subject matter counsel).

ARTICLE XIII

MISCELLANEOUS

Section 13.01 Assignments; Participations.

(a) Borrower shall not be permitted to assign this Agreement without the prior written consent of Lender and any purported assignment in violation of this Section 13.01 shall be null and void.

(b) Lender may at any time, and from time to time, assign to one or more Persons (other than natural persons) (each such Person, subject to the limitations in this Section 13.01(b), an “Assignee”) its rights and obligations under this Agreement in whole or in part; provided that, if no Event of Default has occurred and is continuing, (i) Lender shall not assign any of its rights and obligations under this Agreement to any Excluded Person and (ii) with respect to any other Person, Lender shall not assign any of its rights and obligations under this Agreement without the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed (provided that if Lender shall have delivered notice of a proposed assignment to Borrower and Borrower shall not have responded thereto within five (5) Business Days, the Borrower shall be deemed to have consented to such assignment); and provided, further, that Lender shall not require, and Borrower shall have no consent right with respect to, any assignment to (x) any Affiliate of Lender, or any entity or Affiliate of an entity that administers or manages Lender, or (y) any Approved Fund.

(c) Without restriction and without notice to or consent of Borrower or any of its Subsidiaries, Lender may at any time, and from time to time, sell participation rights to one or more Assignees in all or a portion of its rights and obligations under this Agreement, including with respect to the Fixed Interest and Revenue Participations; provided that, unless an Event of Default has occurred and is continuing, Lender may not sell participation rights to an Excluded Person; and provided, further, that, if an Event of Default has occurred and is continuing, Lender may sell participation rights to any Person (other than natural persons) without restriction. No such Assignee shall be entitled to the benefit of Article VI in excess of the amounts to which Lender would be entitled.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) Without restriction and without notice to or consent of Borrower or any of its Subsidiaries, Lender may at any time, and from time to time, pledge or create any other Lien on all or a portion of its rights under this Agreement, including with respect to the Tranche A Loan, Tranche B Loan, Fixed Interest and Revenue Participations.

(e) In the event there are multiple Lenders, all payments of principal, interest, fees and any other amounts payable pursuant to the Loan Documents shall be allocated on a pro rata basis among Lenders according to their proportionate interests in the applicable Loans.

(f) Borrower shall, and shall cause all of its Subsidiaries to, from time to time at the request of Lender, execute and deliver any documents reasonably requested by Lender in connection with an assignment or participation permitted hereunder, including new Notes in exchange for the Notes held by Lender. Borrower shall keep at its office a register for the registration and transfer of the Notes. Upon surrender of any Note to Borrower for registration of transfer of such Note, Borrower shall execute, in the name of the designated transferee or transferees, one or more new Notes.

(g) Lender may, in connection with any participation pursuant to this Section 13.01, disclose to the prospective assignee or participant any information relating to Borrower and/or its Subsidiaries furnished to Lender by or on behalf of Borrower or any of its Subsidiaries in connection with the Loan Documents; provided that the prospective assignee or participant shall agree to be bound by Section 13.18 hereof prior to receiving any such information regarding Borrower or its Subsidiaries.

Section 13.02 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 13.03 Notices.

(a) All notices authorized or required to be given pursuant to this Agreement shall be given in writing and either personally delivered to the Party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by electronic mail with a copy sent on the following Business Day by one of the other methods of giving notice described herein, addressed to the Party at its address listed below:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

If to Borrower or any of its Subsidiaries:

Mevion Medical Systems, Inc.

(including “c/o Mevion Medical Systems, Inc.”, as applicable)

300 Foster Street

Littleton, Massachusetts 01460

Attention: Chief Financial Officer

E-mail: dmelson@mevion.com

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Attention: Anna E. Dodson

E-mail: adodson@goodwinprocter.com

If to Lender:

Life Sciences Alternative Funding LLC.

50 Main Street, Suite 1000

White Plains, New York 10606

Attention: Richard Gumer and Steven DeNelsky

E-mail: rich@lsafunding.com; steve@lsafunding.com

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Attention: Jennifer C. Berrent

E-mail: Jennifer.Berrent@wilmerhale.com

(b) Any Party may change its address for the receipt of notices at any time by giving notice thereof to the other Parties.

(c) Except as otherwise provided herein, any notice authorized or required to be given by this Agreement shall be effective when received. Borrower agrees to accept, on behalf of itself and each of its Subsidiaries, any notice given authorized or required to be given by this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 13.04 Entire Agreement.

This Agreement and the other Loan Documents contain the entire agreement between the Parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto, including the term sheet between the parties hereto dated April 17, 2013.

Section 13.05 Modification.

No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing executed by Borrower and Lender or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of Lender.

Section 13.06 No Delay; Waivers; etc.

(a) No delay on the part of Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by Lender.

(b) Borrower hereby specifically waives each power or right specifically waived hereunder on behalf of itself and each of its Subsidiaries, as applicable.

Section 13.07 Severability.

If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, then, to the fullest extent permitted by Law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.08 Determinations.

Each determination or calculation by Lender hereunder shall, in the absence of manifest error, be conclusive and binding on the Parties.

Section 13.09 Replacement of Note.

Upon the loss, theft, destruction, or mutilation of any Note and (a) in the case of loss, theft or destruction, upon receipt by Borrower of indemnity or security reasonably satisfactory to it (except that if the holder of such Note is Lender or any other financial institution of recognized responsibility, the holder’s own agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of mutilation, upon surrender to Borrower of any mutilated Note, Borrower shall execute and deliver in lieu thereof a new Note, dated the Tranche A Funding Date, in the case of the Tranche A Note, or dated the Tranche B Funding Date, in the case of the Tranche B Note, in the same principal amount.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 13.10 Governing Law.

This Agreement and the Notes shall be governed by and construed in Laws of the State of New York (without giving effect to any conflict of laws would require application of the Laws of another jurisdiction).

Section 13.11 Jurisdiction.

Borrower, on behalf of itself and each of its Subsidiaries, irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States sitting in the State of New York, and of the courts of its own corporate domicile with respect to actions or proceedings brought against it as a defendant, for purposes of all Proceedings. Borrower, on behalf of itself and each of its Subsidiaries, irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any Proceeding and any claim that any Proceeding has been brought in an inconvenient forum. Any process or summons for purposes of any Proceeding may be served on Borrower or any of its Subsidiaries by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for notices hereunder.

Section 13.12 Waiver of Jury Trial.

Borrower, on behalf of itself and each of its Subsidiaries, hereby irrevocably waives any and all right to trial by jury in any Proceeding.

Section 13.13 Waiver of Immunity.

To the extent that Borrower or any of its Subsidiaries has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or any of its property, Borrower, on behalf of itself and each of its Subsidiaries, hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by Law.

Section 13.14 Counterparts; Facsimile Signatures.

This Agreement may be executed and delivered by facsimile signature (including PDF) and in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 13.15 Limitation on Rights of Others.

Except for the Indemnitees referred to in Section 12.01 or as provided in Section 13.02, no Person other than a Party shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 13.16 No Partnership.

Nothing in this Agreement or any other Loan Document shall be read to create any agency, partnership or joint venture of Lender (or any of its Affiliates) and Borrower (or any of its Affiliates). Each Party agrees not to refer to the other as a “partner” or the relationship as a “partnership” or “joint venture”.

Section 13.17 Termination; Survival.

(a) This Agreement shall terminate on the latest to occur of (i) the date on which all Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) have been paid in full or performed, (ii) the date on which all Commitments have been irrevocably terminated, and (iii) the applicable Maturity Date. For the avoidance of doubt, for so long as any Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) under this Agreement remain unpaid or unsatisfied, or any payments are otherwise required to be made, by Borrower hereunder after the applicable Maturity Date, this Agreement shall remain in full force and effect until any and all such Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) have been satisfied and any and all such payments have been made in full, and solely for that purpose.

(b) All representations and warranties of the Borrower Parties contained in this Agreement shall survive indefinitely the execution, delivery and acceptance thereof by the Parties and the closing of the transactions described in this Agreement.

(c) The obligations of Borrower and its Subsidiaries contained in Section 2.03, Article VI and Article XII shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of Borrower and its Subsidiaries hereunder. The obligations of Lender contained in Section 13.18 shall survive the repayment of the Loans and the cancellation of the Notes and termination of the obligations of Borrower and its Subsidiaries hereunder.

Section 13.18 Confidentiality.

(a) For purposes of this Agreement:

(i) “Confidential Information” means any and all information, whether communicated orally or in any physical form, including all information that Disclosing Party or its authorized Representatives provide to the Recipient, together with such portions of analyses, compilations, studies, or other documents, prepared by or for the Recipient and/or its Representatives, which contain or are derived from information provided by Disclosing Party. Without limiting the foregoing, information shall be deemed to be provided by Disclosing Party to the extent it is (A) learned or derived by Recipient or Recipient’s Representatives from any inspection, examination or other review of books, records, Contracts, other documentation or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

operations of Disclosing Party, (B) learned or derived by Recipient or Recipient’s Representatives from communications with authorized Representatives of Disclosing Party or (C) created, developed, gathered, prepared or otherwise derived by Recipient while in discussions with Disclosing Party.

(ii) However, Confidential Information does not include any information that (A) is or becomes part of the public domain through no fault of Recipient or its Representatives, or (B) was independently developed by Recipient or Recipient’s Representatives. For purposes of this Agreement, the party disclosing the Confidential Information is referred to as the “Disclosing Party” and the party receiving the Confidential Information is referred to as the “Recipient”.

(b) Except as expressly authorized in this Agreement or the other Loan Documents or except with the prior written consent of the Disclosing Party, the Receiving Party hereby agrees that (i) it shall use the Confidential Information of the Disclosing Party solely for the purpose of the transactions contemplated by this Agreement and the other Loan Documents and exercising its rights and remedies and performing its obligations hereunder and thereunder; (ii) it shall keep confidential the Confidential Information of the Disclosing Party; and (iii) it shall not furnish or disclose to any Person any Confidential Information of the Disclosing Party.

(c) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, the Receiving Party may, without the consent of the Disclosing Party, furnish or disclose Confidential Information of the Disclosing Party to (i) the Receiving Party’s Affiliates and their respective officers, directors, employees, managers, members, partners, shareholders, agents, attorneys, consultants, accountants, financial advisors, actual or potential financing sources, investors or co-investors and permitted assignees, purchasers, transferees or successors-in-interest under Section 13.01 or 13.02, in each such case, who need to know such information in order to provide or evaluate the provision of financing to the Receiving Party or any of its Affiliates or to assist the Receiving Party in evaluating the transactions contemplated by this Agreement and the other Loan Documents or in exercising its rights and remedies and performing its obligations hereunder and thereunder and who are, prior to such furnishing or disclosure, informed of the confidentiality and non-use obligations contained in this Section 13.18 and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained in this Section 13.18; (ii) permitted assignees, purchasers, transferees or successors-in-interest under Section 13.01 or 13.02, in each such case, who need to know such information in connection with such actual or potential Transfer, including, following any such Transfer, in order to exercise their rights and remedies and perform their obligations under this Agreement and the other Loan Documents and who are, prior to such furnishing or disclosure, informed of the confidentiality and non-use obligations contained in this Section 13.18 and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained in this Section 13.18; and (iii) investors or potential investors (or advisors or fiduciaries (including trustees) to such Persons) in connection with a private placement or other public or non-public equity, debt or other investment or potential investment transaction in or with the Receiving Party or any of its

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Affiliates (including such an investment or potential investment in or with an Affiliate of Lender to which Lender has, in compliance with Section 13.01, Transferred any of Lender’s rights under this Agreement or any of the other Loan Documents) who need to know such information in connection with such investment or potential investment transaction (provided that, for this purpose, the Receiving Party may disclose only Confidential Information of the Disclosing Party that is reasonably pertinent to such investment or potential investment transaction and may make such disclosures only in anticipation, and during the period, of such investment or potential investment transaction), and who are, prior to such furnishing or disclosure, informed of the confidentiality and non-use obligations in this Section 13.18 and who are bound by written or professional confidentiality and non-use obligations no less stringent than those (including as to the expiration of the relevant confidentiality period) contained in this Section 13.18.

(d) In the event that the Receiving Party, its Affiliates or any of their respective Representatives is required by applicable Law, applicable stock exchange requirements or legal or judicial process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to furnish or disclose any portion of the Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permitted, provide the Disclosing Party, as promptly as practicable, with notice of the existence of, and terms and circumstances relating to, such requirement, so that the Disclosing Party may seek, at its expense, a protective order or other appropriate remedy (and, if the Disclosing Party seeks such an order, the Receiving Party, such Affiliates or such Representatives, as the case may be, shall provide, at their expense, such cooperation as such Disclosing Party shall reasonably require). Subject to the foregoing, the Receiving Party, such Affiliates or such Representatives, as the case may be, may disclose that portion (and only that portion) of the Confidential Information of the Disclosing Party that is legally required to be disclosed; provided, however, that the Receiving Party, such Affiliates or such Representatives, as the case may be, shall exercise reasonable efforts (at their expense) to preserve the confidentiality of the Confidential Information of the Disclosing Party, including by obtaining reliable assurance that confidential treatment will be accorded any such Confidential Information disclosed. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, in the event that the Receiving Party or any of its Affiliates receives a request from an authorized Representative of a U.S. or foreign tax authority for a copy of this Agreement or any of the other Loan Documents, the Receiving Party or such Affiliate, as the case may be, may provide a copy hereof or thereof to such tax authority Representative without advance notice to, or the consent of, the Disclosing Party; provided, however, that the Receiving Party shall, to the extent legally permitted, provide the Disclosing Party with notice of such disclosure as soon as practicable.

(e) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the Receiving Party may disclose the Confidential Information of the Disclosing Party, including this Agreement, the other Loan Documents and the terms and conditions hereof and thereof, in connection with the enforcement of its rights and remedies hereunder or thereunder or as required to perfect the Receiving Party’s rights hereunder or thereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) Neither Party shall, and each Party shall cause its Affiliates not to, without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), issue any press release or make any other public disclosure with respect to the transactions contemplated by this Agreement or any other Loan Document, except if and to the extent that any such release or disclosure is required by applicable Law, by the rules and regulations of any applicable stock exchange or by any Governmental Authority of competent jurisdiction, in which case, the Party proposing (or whose Affiliate proposes) to issue such press release or make such public disclosure shall use commercially reasonable efforts to consult in good faith with the other Party regarding the form and content thereof before issuing such press release or making such public announcement.

(g) Except with respect to Lender’s internal communications or private communications with its Representatives, Lender shall not, and shall cause its Representatives, its Affiliates and its Affiliates’ Representatives not to make use of the name, nickname, trademark, logo, service mark, trade dress or other name, term, mark or symbol identifying or associated with Borrower without Borrower’s prior written consent to the specific use in question; provided that the consent of Borrower shall not be required with respect to publication of Borrower’s name and logos in Lender’s promotional materials, including the websites for Lender and its Affiliates consistent with its use of other similarly situated Third Parties’ names and logos.

Section 13.19 Patriot Act Notification.

Lender hereby notifies Borrower, on behalf of itself and each of its Subsidiaries, that, consistent with the Patriot Act, Lender’s procedures and customer due diligence standards require it to obtain, verify and record information that identifies Borrower and its Subsidiaries, including name, address, information regarding Persons with authority or Control over Borrower and its Subsidiaries, and other information regarding Borrower and its Subsidiaries and their operations and transactions with Lender. Borrower, on behalf of itself and each of its Subsidiaries, agrees to provide such information and take such actions as are reasonably requested by Lender in order to assist Lender in maintaining compliance with its procedures, the Patriot Act.

[The remainder of this page is intentionally left blank]

The undersigned executed this Agreement as of the date first set forth above.

Life Sciences Alternative Funding LLC, as Lender

By:	/s/ Richard Gumer
Richard Gumer
Management Member

Mevion Medical Systems, Inc., as Borrower

By:	/s/ Joseph Jachinowski
Name: Joseph Jachinowski
Title: President and Chief Executive Officer

[Signature Page to Loan Agreement]

SCHEDULE 1

INTELLECTUAL PROPERTY

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE TP

EXCEPTIONS TO THE DEFINITION OF THIRD PARTIES

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE EP

EXCLUDED PERSONS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 3.01

Date	Principal Payment	Accrued Interest	Total Payment
[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.09

EXISTING INDEBTEDNESS

Indebtedness pursuant to:

1.	Wright Express Mastercard Corporate Card Program Agreement (Limit $90,000).

2.	AirPlus Master Agreement—Universal Air Travel Plan (Limit $100,000).

3.	Medstar Georgetown University Hospital [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.11

SUBSIDIARIES

Name	Ownership Interests	Percentage Owned
Mevion Medical Systems UK, LLC	Ownership Interest	100%

Mevion Medical Systems Asia K.K.	Shares	100%

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.18(B)

INTELLECTUAL PROPERTY

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.18(D)(II)

DISPUTES REGARDING UNPAID OR OVERDUE FEES AND ROYALTIES

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.18(Q)

GOVERNMENT, EDUCATIONAL INSTITUTION AND RESEARCH CENTER FUNDING

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.19(A)

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.19

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.19(E)

DELINQUENT MATERIAL CONTRACTS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.19(H)

MATERIAL CONTRACTS IN BREACH

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.22

INSURANCE

OneBeacon America Insurance Company: Property, General Liability, Automotive Liability and Umbrella Liability coverages (July 1, 2012 to July 1, 2013).

OneBeacon Insurance Group: Products Liability coverage (November 1, 2012 to November 1, 2013).

Indemnity Insurance Company of North America: Cargo Policy (February 28, 2012 to September 2, 2013).

The above insurance policies include coverage and limits sufficient to comply with each Material Contract except:

Contract Date	Contract	Contract Section	Non-Complying Term(s)
04/13/11	UHHS -Ohio	6.2	1. $3M professional liability (Mevion anticipates purchasing late 2013). *2. Auto pollution (ISO From CA 99 48) (Not available without automobile fleet).

08/15/12	Georgetown	7.2

*1. Occurrence Products Liability (Mevion coverage is Claims Made).

2. Per location requirement (Mevion limits of liability are per policy year rather than per location).

**3. No aggregate limit (all policies except Automobile have aggregate limit of liability)

08/13/08	First Coast (Iridium)	5.3

1. “Owned “automobile coverage (Mevion does not own any vehicles).

2. Umbrella to come over all underlying policies. While the structure is different (Mevion’s has a separate $5M Products Liability tower) the required limit of liability is being met.

09/22/08	Long Beach / ASHS	5.3

1. “Owned “automobile coverage (Mevion does not own any vehicles).

2. Umbrella to come over all underlying policies. While the structure is different (Mevion’s has a separate $5M Products Liability tower), the required limit of liability is being met.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Contract Date	Contract	Contract Section	Non-Complying Term(s)
12/01/08	Chiyoda (Japan)	8.2	1. Admitted insurance. Mevion cannot rely on its “worldwide” insurances as insurance must be purchased from a licensed insurer in the jurisdiction. Mevion is expected to purchase locally admitted insurance in Japan prior to shipping product, which is expected in the third quarter of 2014.

05/07/12	Cyberknife (Korea)	3.23

1. “all insurance required by and in compliance with local laws in the Territory” (admitted insurance)

2. “Endorsements of Products Liability (Separate policy) Mevion cannot rely on its “worldwide” insurances as insurance must be purchased from a licensed insurer in the jurisdiction. Mevion is expected to purchase locally admitted insurance in Japan prior to shipping product, which is expected in 2015 (after regulatory approval).

09/01/12	Fametec (Taiwan)	3.23

1. “all insurance required by and in compliance with local laws in the Territory (admitted insurance)”

2. “Endorsements of Products Liability (Separate policy) Mevion cannot rely on its “worldwide” insurances as insurance must be purchased from a licensed insurer in the jurisdiction. Mevion is expected to purchase locally admitted insurance in Japan prior to shipping product, which is expected in 2015 (after regulatory approval).

06/17/11	MIT License agreement	8.2	1. $3M Errors & Omissions Liability (Mevion anticipates purchasing late 2013). **2. Occurrence-based Products and Errors & Omissions Liability (Coverage is Claims Made)

*	Insurance coverage is not commercially available.
**	Customary to Industry.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.23(A)

LITIGATION AND DISPUTES

M.I.T. litigation.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.24(F)

REGULATORY APPROVALS

Country	Regulatory Approval	Scope	Approval Date

United States	FDA 510(k)	Device Sales, distribution, installation and support	Approved: June 4, 2012

European Union	CE	Device Sales, import distribution, installation and support	Approved: March 8, 2012

Japan	Shonin (PMDA)	Device Sales, import distribution, installation and support	Pending Estimated August 2014

South Korea	KFDA Medical Device Approval	Device Sales, import distribution, installation and support	Pending Estimated December 2014

Taiwan	TFDA Medical Device Approval	Device Sales, import distribution, installation and support	Pending Estimated July 2015 (approval being coordinated by distributor)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.25(A)(II)

FILING OFFICES

Office of the Secretary of State, State of Delaware

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.25(C)

REAL PROPERTY RECORDS OFFICES

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.26(B)

REAL PROPERTY

Entity	Address

Borrower	300 Foster Street Littleton, MA 01460

Mevion Medical Systems Asia K.K.	Mevion Medical Systems Asia K.K. Toranomon 36 Mori Building 10F Toranomon 3-4-7, Minato-Ku Tokyo 105-0001, Japan

Mevion Medical Systems UK, LLC	Bourne House 475 Godstone Road Whyteleafe Surrey CR3 0BL United Kingdom

Borrower	Mevion Medical Systems, Inc. 2555 Main Street, #1038 Irvine, CA 92614

Borrower	Mevion Medical System, Inc. 94 North Star Drive, Suite E Jackson, TN 38305

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.27(A)

MORTGAGED PROPERTIES

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 10.03(B)

EXISTING LIENS